Exhibit 99.2
Unaudited
Financial Supplement
June 30, 2008
Table of Contents

Quarterly and Year-to-Date Financial Trends
Consolidated Financial Highlights	3-4
Consolidated Statements of Income	5
Consolidated Period-End Balance Sheets	6
Consolidated Average Balance Sheets	7
Selected Average Balances	8
Selected Period-End Balances	9
Securitized Balances	10
Average Balances/Net Interest Income/Rates	11-13
Stockholder Data	14
Interest Rate Risk Measures	14
Capitalization	15
Noninterest Income	16
Noninterest Expense	16
Deposit Service Charges	17
Card-Related Fees	17
Salaries, Benefits, and Other Personnel Expense	18
Full-Time Equivalent Employees by Line of Business	18
Mortgage Banking Full-Time Equivalent Employees	18
Credit Quality Statistics	19-21
Ten Largest Nonperforming Assets	22
Commercial Loan Industry Concentration	22
Retail Banking Performance Measures	23
Asset Management Performance Measures	24
Loan Sale and Servicing Revenue	25
NCM Loan Sale Data	26
NCM Loan Servicing Data	27
Liquidating Loan Portfolio Statistics	28-29
Home Equity Portfolio Data	30
Line of Business Results	31-34

Monthly Financial Trends
Consolidated Selected Average Balances	35
Credit Quality Statistics	36
Capitalization	37
Full-Time Equivalent Employees By Line of Business	37
Retail Banking Performance Measures	38
Asset Management Performance Measures	39
Mortgage Banking Statistics	39
Liquidating Loan Portfolio Statistics	40

Table of Contents (continued)
FINANCIAL SUPPLEMENT SUMMARY OF PRESENTATION CHANGES

Changes to this Financial Supplement are as follows:
Liquidating Loan Portfolio Statistics — pages 28-29
Statistics relating to the liquidating residential contruction portfolio have been added to this section. In addition, provision for loan losses and ending balances for allowance for loan losses have been added for each of the liquidating portfolios.

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS
(In millions, except per share data)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

EARNINGS
Tax-equivalent interest income	$1,886	$2,132	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$4,018	$4,473
Interest expense	865	1,063	1,272	1,258	1,159	1,100	1,137	1,148	1,076	1,928	2,259

Tax-equivalent net interest income	1,021	1,069	1,109	1,102	1,096	1,118	1,133	1,150	1,167	2,090	2,214
Provision for loan losses	1,592	1,393	691	368	145	122	325	70	62	2,985	267

Tax-equivalent (NIE) NII after provision for loan losses	(571)	(324)	418	734	951	996	808	1,080	1,105	(895)	1,947
Noninterest income	431	1,138	597	624	764	621	1,702	877	784	1,569	1,385
Noninterest expense	2,277	1,012	1,567	1,396	1,186	1,156	1,208	1,187	1,172	3,289	2,342

(Loss) income before taxes and tax-equivalent adjustment	(2,417)	(198)	(552)	(38)	529	461	1,302	770	717	(2,615)	990
Income tax (benefit) expense	(667)	(35)	(226)	(26)	175	134	452	236	238	(702)	309
Tax-equivalent adjustment	6	8	7	7	7	8	8	8	6	14	15

Net (loss) income	($1,756)	($171)	($333)	($19)	$347	$319	$842	$526	$473	($1,927)	$666

Effective tax rate	(27.5)%	(17.0)%	(40.5)%	(58.4)%	33.6%	29.5%	34.9%	30.9%	33.5%	(26.7)%	31.7%

PER COMMON SHARE
Net (loss) income:
Basic	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	$1.37	$.87	$.77	($2.86)	$1.10
Diluted	(2.45)	(.27)	(.53)	(.03)	.60	.50	1.36	.86	.77	(2.86)	1.09
Dividends paid	.01	.21	.41	.41	.39	.39	.39	.39	.37	.22	.78
Book value	15.07	20.61	21.15	21.86	21.45	22.12	23.06	21.44	20.84
Market value (close)	4.77	9.95	16.46	25.09	33.32	37.25	36.56	36.60	36.19
Average shares:
Basic	722.9	633.4	633.2	588.1	572.7	631.7	611.9	603.8	609.7	678.2	602.1
Diluted	722.9	633.4	633.2	588.1	580.4	640.5	620.7	612.1	618.2	678.2	610.3

PERFORMANCE RATIOS
Return on average common equity	—	—	—	—	11.35%	8.98%	24.93%	16.45%	15.08%	—	10.08%
Return on average total equity	—	—	—	—	11.37	8.99	24.94	16.46	15.10	—	10.09
Return on average assets	—	—	—	—	1.00	.94	2.44	1.51	1.35	—	.97
Net interest margin	2.97%	3.18%	3.30%	3.43%	3.59	3.69	3.73	3.73	3.73	3.08%	3.64
Efficiency ratio	156.79	45.84	91.86	80.89	63.76	66.50	42.64	58.59	60.04	89.86	65.08

LINE OF BUSINESS (LOB) RESULTS(1)
Net Income:
Retail Banking	$151	$97	$174	$172	$193	$170	$129	$192	$208	$248	$363
Commercial Banking — Regional	(1,103)	30	83	105	100	128	114	113	106	(1,073)	228
Commercial Banking — National	(5)	62	68	45	78	97	77	101	99	57	175
Mortgage Banking	(375)	(295)	(346)	(125)	24	(26)	(20)	34	(51)	(670)	(2)
Asset Management	20	19	24	21	29	27	23	23	30	39	56
Parent and Other	(444)	(84)	(336)	(237)	(77)	(77)	519	63	81	(528)	(154)

Total Consolidated National City Corporation	($1,756)	($171)	($333)	($19)	$347	$319	$842	$526	$473	($1,927)	$666

LOB Contribution to Diluted Earnings Per Share:
Retail Banking	$.21	$.15	$.28	$.29	$.33	$.27	$.21	$.31	$.34	$.36	$.60
Commercial Banking — Regional	(1.53)	.05	.14	.17	.17	.20	.18	.19	.17	(1.58)	.37
Commercial Banking — National	(.01)	.10	.11	.07	.14	.15	.12	.17	.16	.08	.29
Mortgage Banking	(.52)	(.47)	(.56)	(.21)	.04	(.04)	(.03)	.06	(.08)	(.99)	—
Asset Management	.03	.03	.04	.03	.05	.04	.04	.03	.05	.06	.09
Parent and Other	(.63)	(.13)	(.54)	(.38)	(.13)	(.12)	.84	.10	.13	(.79)	(.26)

Total Consolidated National City Corporation	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	$1.36	$.86	$.77	($2.86)	$1.09

(1)	See pages 31-34 for more detail on Line of Business results

Unaudited
National City Corporation
CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

CREDIT QUALITY STATISTICS
Net charge-offs	$740	$538	$275	$141	$98	$147	$128	$117	$76	$1,278	$245
Provision for loan losses	1,592	1,393	691	368	145	122	325	70	62	2,985	267
Loan loss allowance	3,434	2,582	1,762	1,373	1,136	1,104	1,131	932	989
Lending-related commitment allowance	75	67	65	54	61	63	78	80	77
Nonperforming assets	3,126	2,752	1,523	1,211	848	801	732	689	667
Annualized net charge-offs to average portfolio loans	2.61%	1.88%	.96%	.54%	.39%	.61%	.54%	.48%	.30%	2.24%	.50%
Loan loss allowance to period-end portfolio loans	3.03	2.23	1.52	1.23	1.14	1.11	1.18	1.00	.98
Loan loss allowance to nonperforming portfolio loans	132.59	114.25	161.55	159.42	202.16	206.08	226.13	198.25	202.14
Loan loss allowance (period-end) to annualized net charge-offs	115.45	119.22	161.24	245.43	291.06	184.68	223.38	200.10	326.17	133.63	230.17
Nonperforming assets to period-end portfolio loans and other nonperforming assets	2.74	2.37	1.31	1.08	.85	.80	.76	.74	.66

CAPITAL AND LIQUIDITY RATIOS
Tier 1 capital(1)	11.08%	6.67%	6.53%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%
Total risk-based capital(1)	14.90	10.31	10.27	10.37	10.28	10.13	12.16	10.30	10.20
Leverage(1)	10.33	6.49	6.39	6.96	6.53	6.92	8.56	7.13	6.89
Period-end equity to assets	11.70	8.53	8.95	8.98	8.64	9.51	10.40	9.34	8.91
Period-end tangible equity to assets (2)	8.94	5.00	5.29	5.29	5.43	6.26	7.77	6.99	6.60
Average equity to assets	11.35	8.76	8.88	8.71	8.83	10.45	9.78	9.16	8.97	10.06%	9.63%
Average equity to portfolio loans	15.30	11.62	11.94	12.10	12.27	14.66	14.38	13.03	12.35	13.45	13.45
Average portfolio loans to deposits	114.58	118.23	115.45	111.70	110.74	111.78	110.18	116.64	122.88	116.39	111.25
Average portfolio loans to core deposits	127.65	131.57	130.20	128.17	127.87	128.66	131.69	140.31	146.55	129.59	128.26
Average portfolio loans to earning assets	82.80	85.75	84.60	81.43	81.48	80.79	76.65	79.11	81.32	84.26	81.14
Average securities to earning assets	6.16	6.38	6.58	6.11	5.84	6.34	6.43	6.40	6.24	6.27	6.09

AVERAGE BALANCES
Assets	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201
Portfolio loans	114,065	115,379	113,484	104,439	99,689	98,198	93,124	97,404	101,757	114,722	98,947
Loans held for sale or securitization	3,075	4,494	8,340	12,643	12,615	11,769	17,425	15,065	12,760	3,785	12,194
Securities (at cost)	8,491	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	8,539	7,422
Earning assets	137,755	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	136,153	121,946
Core deposits	89,357	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	88,524	77,147
Purchased deposits and funding	43,361	47,475	47,450	47,093	44,604	43,001	48,917	52,321	54,338	45,419	43,808
Total equity	17,455	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	15,433	13,308

PERIOD-END BALANCES
Assets	$153,673	$155,038	$149,852	$154,166	$140,636	$138,559	$140,191	$138,123	$141,486
Portfolio loans	113,420	115,859	116,022	111,991	99,683	99,566	95,492	92,963	100,973
Loans held for sale or securitization	2,385	4,536	4,290	11,987	14,421	10,693	12,853	19,505	12,964
Securities (at fair value)	9,404	8,449	8,731	8,977	7,024	7,208	7,509	7,906	7,726
Core deposits	91,096	89,135	87,536	86,450	79,043	77,884	73,375	68,788	69,744
Purchased deposits and funding	40,603	48,733	44,822	49,193	45,036	42,897	47,147	51,987	54,069
Total equity	17,981	13,223	13,408	13,843	12,147	13,170	14,581	12,902	12,610

(1)	Second quarter 2008 regulatory capital ratios are based upon preliminary data

(2)	Excludes goodwill and other intangible assets

Unaudited
National City Corporation
CONSOLIDATED STATEMENTS OF INCOME
($ in thousands, except per share data)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Interest Income:
Loans	$1,667,849	$1,952,068	$2,198,056	$2,202,339	$2,113,945	$2,055,933	$2,107,538	$2,143,202	$2,089,927	$3,619,917	$4,169,878
Securities:
Taxable	115,270	112,098	114,729	98,216	86,288	97,145	100,149	98,585	97,085	227,368	183,433
Exempt from Federal income taxes	2,828	4,048	4,583	4,574	5,392	5,350	5,892	6,217	6,495	6,876	10,742
Dividends	546	199	1,302	427	461	456	954	256	345	745	917
Federal funds sold and security resale agreements	39,810	22,581	10,583	15,807	14,525	22,927	15,000	8,840	7,013	62,391	37,452
Trading assets	13,441	14,081	15,999	8,179	6,736	6,453	9,498	13,644	14,066	27,522	13,189
Other investments	39,237	19,568	28,764	23,713	20,060	22,153	23,289	19,488	21,199	58,805	42,213

Total interest income	1,878,981	2,124,643	2,374,016	2,353,255	2,247,407	2,210,417	2,262,320	2,290,232	2,236,130	4,003,624	4,457,824

Interest Expense:
Deposits	585,779	661,632	793,752	783,618	727,596	685,705	663,666	638,290	581,307	1,247,411	1,413,301
Federal funds borrowed and security repurchase agreements	23,696	41,704	65,214	72,382	77,531	57,377	88,699	82,632	53,967	65,400	134,908
Borrowed funds	10,916	25,132	22,846	33,632	35,987	16,197	25,097	23,387	31,909	36,048	52,184
Long-term debt	244,647	334,628	390,945	368,403	317,764	340,413	359,833	403,899	408,688	579,275	658,177

Total interest expense	865,038	1,063,096	1,272,757	1,258,035	1,158,878	1,099,692	1,137,295	1,148,208	1,075,871	1,928,134	2,258,570

Net interest income	1,013,943	1,061,547	1,101,259	1,095,220	1,088,529	1,110,725	1,125,025	1,142,024	1,160,259	2,075,490	2,199,254
Provision for loan losses	1,592,049	1,393,444	690,632	368,763	144,540	121,968	324,722	69,598	61,975	2,985,493	266,508

Net interest (expense) income after provision for loan losses	(578,106)	(331,897)	410,627	726,457	943,989	988,757	800,303	1,072,426	1,098,284	(910,003)	1,932,746

Noninterest Income:
Loan sale revenue	(94,318)	89,015	(149,314)	(74,397)	110,121	75,237	120,937	215,479	285,001	(5,303)	185,358
Loan servicing revenue	(47,104)	16,497	114,995	158,994	95,687	32,056	52,561	103,556	(20,597)	(30,607)	127,743
Deposit service charges	259,163	230,381	248,320	229,182	223,060	204,251	211,812	214,354	203,587	489,544	427,311
Insurance revenue	33,061	33,464	35,841	28,964	34,563	34,249	30,850	33,767	32,989	66,525	68,812
Trust and investment management fees	80,880	80,359	80,863	79,050	84,352	73,719	73,219	74,442	80,031	161,239	158,071
Card-related fees	32,978	31,832	32,702	31,374	28,867	32,081	28,532	26,930	25,036	64,810	60,948
Other service fees	27,786	32,538	40,450	33,884	33,143	35,355	35,049	34,214	36,557	60,324	68,498
Brokerage revenue	47,811	48,012	53,302	40,876	54,711	39,783	58,775	35,217	30,266	95,823	94,494
Leasing revenue	33,762	34,785	35,689	41,778	45,133	55,374	53,359	53,514	61,110	68,547	100,507
Gain on divestitures	—	—	16,493	—	—	—	983,940	—	—	—	—
Securities (losses) gains, net	(11,257)	515,002	(4,683)	828	(1,314)	26,985	(13,472)	283	990	503,745	25,671
Other	68,205	26,556	92,235	53,676	56,215	11,431	66,200	85,719	49,111	94,761	67,646

Total noninterest income	430,967	1,138,441	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	1,569,408	1,385,059

Noninterest Expense:
Salaries, benefits, and other personnel	619,369	658,862	663,052	642,331	641,696	633,147	677,916	649,031	635,968	1,278,231	1,274,843
Impairment, fraud, and other losses	1,098,131	(196,701)	336,281	257,159	14,349	6,372	395	25,150	11,334	901,430	20,721
Equipment	80,742	79,610	91,514	76,061	84,468	83,301	94,225	74,158	78,877	160,352	167,769
Net occupancy	84,140	88,140	84,200	76,930	75,461	78,446	78,281	73,053	73,125	172,280	153,907
Third-party services	87,105	82,038	101,626	80,707	89,227	85,685	95,116	87,111	91,326	169,143	174,912
Marketing and public relations	46,867	27,473	37,835	41,515	45,028	32,544	45,416	36,092	37,903	74,340	77,572
Supplies and postage	31,242	35,630	37,288	34,554	33,796	40,182	32,850	36,129	33,541	66,872	73,978
Leasing expense	22,039	24,972	24,020	28,701	32,073	34,450	41,847	37,861	42,254	47,011	66,523
Other real estate owned	60,425	49,547	25,074	17,133	12,570	9,897	7,525	4,361	4,428	109,972	22,467
Other	146,516	162,489	165,634	141,207	157,586	152,214	135,099	164,586	162,961	309,005	309,800

Total noninterest expense	2,276,576	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	3,288,636	2,342,492

(Loss) income before income tax (benefit) expense	(2,423,715)	(205,516)	(559,004)	(45,632)	522,273	453,040	1,293,395	762,369	710,648	(2,629,231)	975,313
Income tax (benefit) expense	(667,233)	(34,839)	(226,168)	(26,627)	175,669	133,828	451,738	235,923	237,722	(702,072)	309,497

Net (loss) income	($1,756,482)	($170,677)	($332,836)	($19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	($1,927,159)	$665,816
										-

Net (Loss) Income Per Common Share:
Basic	($2.45)	($.27)	($.53)	($.03)	$.60	$.50	$1.37	$.87	$.77	($2.86)	$1.10
Diluted	(2.45)	(.27)	(.53)	(.03)	.60	.50	1.36	.86	.77	(2.86)	1.09

Average Common Shares:
Basic	722,871,934	633,433,995	633,165,451	588,134,030	572,729,604	631,710,591	611,908,170	603,848,871	609,656,508	678,152,965	602,057,167
Diluted	722,871,934	633,433,995	633,165,451	588,134,030	580,385,828	640,533,750	620,745,044	612,063,772	618,230,041	678,152,965	610,293,635

Memo:
Tax-equivalent net interest income	$1,021,028	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$2,090,265	$2,214,368
Net (loss) income available to common stockholders	(1,770,964)	(170,913)	(333,296)	(19,465)	346,167	318,775	841,220	526,009	472,511	(1,941,877)	664,942

Unaudited
National City Corporation
CONSOLIDATED PERIOD-END BALANCE SHEETS
($ in thousands)

	2008		2007				2006
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Assets
Cash and demand balances due from banks	$2,835,473	$3,101,687	$3,226,493	$2,912,349	$2,895,764	$3,222,466	$3,521,153	$3,035,430	$3,804,115
Federal funds sold and security resale agreements	6,398,743	4,205,767	100,278	337,932	718,087	2,394,424	1,551,350	371,610	925,594
Securities available for sale, at fair value	9,403,878	8,449,349	8,731,257	8,976,731	7,023,923	7,208,209	7,508,820	7,906,165	7,725,543
Trading assets	802,421	1,068,075	982,302	1,097,700	520,698	594,464	660,545	651,784	1,034,783
Other investments	5,786,817	3,357,726	1,282,217	1,274,710	1,099,730	1,014,650	5,657,234	1,161,865	1,371,134
Loans held for sale or securitization:
Commercial	3,004	3,066	41,351	159,094	38,111	29,441	33,661	36,263	82,276
Commercial real estate, at fair value(1)	343,785	656,224	507,641	369,385	377,474	173,419	177,312	336,995	87,292
Residential real estate, at fair value(1)	2,037,737	3,490,094	3,741,322	10,381,672	10,694,467	8,198,112	9,327,783	15,596,231	9,683,317
Credit card	—	386,240	—	—	—	—	425,000	—	—
Home equity lines of credit	—	—	—	1,076,568	3,310,851	2,291,907	2,888,512	3,522,022	3,099,705
Student loans	—	22	159	680	400	388	638	13,741	11,334

Total loans held for sale or securitization	2,384,526	4,535,646	4,290,473	11,987,399	14,421,303	10,693,267	12,852,906	19,505,252	12,963,924
Portfolio loans:
Commercial	32,030,109	32,870,479	30,914,512	29,437,609	28,024,859	27,077,822	26,969,081	26,051,077	25,768,141
Commercial leases	4,245,800	4,327,763	4,437,162	4,399,246	4,334,862	4,095,225	4,082,940	3,811,656	3,530,574
Commercial construction	8,777,632	9,078,212	9,051,007	8,655,760	7,936,891	7,879,280	7,160,310	6,712,833	6,271,444
Commercial real estate	15,194,820	14,696,688	14,883,089	14,703,736	13,011,123	12,778,183	12,436,458	12,022,002	12,233,327
Residential real estate	26,987,546	28,699,497	30,242,757	29,241,677	24,577,062	24,966,396	21,881,602	20,963,692	28,757,737
Home equity lines of credit	18,080,397	18,075,717	18,079,580	17,523,913	13,974,592	14,322,084	14,594,782	15,293,584	16,626,039
Credit card and other unsecured lines of credit	3,774,346	3,541,612	3,914,693	3,476,372	3,163,904	2,958,390	3,006,789	2,704,794	2,569,448
Other consumer	4,329,343	4,569,304	4,499,181	4,552,364	4,659,997	5,488,829	5,360,110	5,403,854	5,216,159

Total portfolio loans	113,419,993	115,859,272	116,021,981	111,990,677	99,683,290	99,566,209	95,492,072	92,963,492	100,972,869
Allowance for loan losses	(3,434,343)	(2,581,538)	(1,761,728)	(1,372,879)	(1,135,766)	(1,104,011)	(1,131,175)	(932,058)	(989,405)

Net portfolio loans	109,985,650	113,277,734	114,260,253	110,617,798	98,547,524	98,462,198	94,360,897	92,031,434	99,983,464
Properties and equipment	1,682,506	1,693,802	1,707,487	1,651,750	1,518,707	1,492,410	1,402,150	1,325,761	1,308,358
Equipment leased to others	364,778	357,638	374,789	407,406	446,935	500,422	572,952	594,303	661,542
Other real estate owned	528,160	487,704	424,332	323,964	284,396	263,197	229,070	196,937	167,378
Mortgage servicing rights	2,625,190	2,311,504	2,525,842	2,503,089	2,467,749	2,089,863	2,094,387	2,264,104	2,541,250
Goodwill	4,338,558	5,415,895	5,423,907	5,625,010	4,533,742	4,550,642	3,815,911	3,339,631	3,346,779
Other intangible assets	316,767	338,300	355,823	375,954	241,970	251,447	183,648	157,403	162,188
Derivative assets	565,534	980,459	550,991	626,662	444,756	589,093	612,914	693,444	566,777
Accrued income and other assets	5,653,542	5,456,654	5,616,003	5,447,554	5,470,782	5,232,205	5,166,905	4,887,573	4,922,748

Total Assets	$153,672,543	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577

Liabilities
Deposits:
Noninterest bearing	$17,647,470	$18,116,601	$17,363,648	$16,693,513	$17,547,090	$17,313,652	$17,537,278	$16,188,883	$17,312,118
NOW and money market accounts	36,145,232	38,040,676	37,868,236	36,769,018	33,798,901	33,360,456	30,335,531	28,734,045	28,710,382
Savings accounts	2,700,644	2,827,789	2,870,716	2,913,662	2,260,197	2,473,508	1,881,444	1,821,496	1,970,616
Consumer time	34,602,674	30,149,451	29,433,081	30,073,886	25,437,213	24,736,279	23,620,821	22,043,743	21,750,652

Core deposits	91,096,020	89,134,517	87,535,681	86,450,079	79,043,401	77,883,895	73,375,074	68,788,167	69,743,768
Other	6,393,527	5,164,758	3,110,153	3,604,197	3,027,619	3,564,659	4,119,756	5,199,389	4,846,707
Foreign	3,728,423	4,152,311	6,664,167	8,194,692	10,497,190	7,187,637	9,738,760	8,794,632	8,633,371

Total deposits	101,217,970	98,451,586	97,310,001	98,248,968	92,568,210	88,636,191	87,233,590	82,782,188	83,223,846
Federal funds borrowed and security repurchase agreements	3,911,654	5,570,381	5,100,185	6,248,924	5,653,283	5,967,883	5,283,997	7,346,405	4,912,465
Borrowed funds	780,740	5,408,200	2,055,063	2,505,742	2,670,238	1,857,988	1,648,967	3,956,550	3,150,985
Long-term debt	23,384,251	25,991,925	25,992,453	26,758,298	21,914,624	23,468,733	25,406,971	26,348,126	32,181,511
Capital securities	2,404,439	2,444,980	1,899,683	1,881,269	1,273,114	850,251	948,705	341,617	343,870
Derivative liabilities	196,744	234,445	332,044	555,716	732,310	619,007	717,830	668,477	1,119,162
Accrued expenses and other liabilities	3,795,682	3,713,252	3,755,190	4,124,240	3,677,761	3,988,535	4,369,779	3,777,510	3,943,974

Total Liabilities	135,691,480	141,814,769	136,444,619	140,323,157	128,489,540	125,388,588	125,609,839	125,220,873	128,875,813
Stockholders’ Equity
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock	3,041,360	2,536,472	2,535,783	2,533,382	2,265,141	2,381,941	2,529,527	2,407,502	2,420,214
Capital surplus	12,555,106	6,303,670	6,374,955	6,361,320	4,763,670	4,962,660	4,793,537	3,766,184	3,749,508
Retained earnings	2,326,289	4,106,131	4,405,526	5,002,284	5,270,420	5,881,809	7,328,853	6,739,515	6,564,449
Accumulated other comprehensive income	58,308	276,898	91,564	(54,135)	(152,705)	(56,041)	(70,914)	(11,378)	(124,407)

Total Stockholders’ Equity	17,981,063	13,223,171	13,407,828	13,842,851	12,146,526	13,170,369	14,581,003	12,901,823	12,609,764

Total Liabilities and Stockholders’ Equity	$153,672,543	$155,037,940	$149,852,447	$154,166,008	$140,636,066	$138,558,957	$140,190,842	$138,122,696	$141,485,577

Common Shares Outstanding	760,339,839	634,117,970	633,945,720	633,345,384	566,285,142	595,485,028	632,381,603	601,875,473	605,053,511
Memo:
Noninterest bearing escrow balances	$4,239,992	$4,726,763	$3,269,928	$3,203,973	$3,558,018	$3,334,760	$3,645,186	$3,498,396	$3,780,740
Interest bearing escrow balances	398,572	519,296	170,829	156,981	157,307	154,251	134,446	128,891	140,555
Noninterest bearing deposits excluding escrow balances	13,407,478	13,389,838	14,093,720	13,489,540	13,989,072	13,978,892	13,892,092	12,690,487	13,531,378
Core deposits excluding escrow balances	86,457,456	83,888,458	84,094,924	83,089,125	75,328,076	74,394,884	69,595,442	65,160,880	65,822,473
Sweep account balances, excluded from core deposit balances	6,727,890	6,981,108	9,014,955	9,487,406	9,551,319	9,768,463	8,415,378	7,293,124	6,388,985

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

Unaudited
National City Corporation
CONSOLIDATED AVERAGE BALANCE SHEETS
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Assets
Earning Assets:
Portfolio loans:
Commercial	$32,299	$31,632	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$31,965	$27,514
Commercial leases	4,240	4,321	4,389	4,235	4,061	3,981	3,781	3,532	3,428	4,281	4,021
Commercial construction	9,098	9,098	8,902	8,225	7,854	7,611	6,943	6,510	6,064	9,098	7,733
Commercial real estate	14,774	14,770	14,627	13,548	12,919	12,976	12,066	12,061	12,100	14,772	12,948
Residential real estate	27,421	29,146	29,425	26,546	24,384	23,715	20,952	25,701	29,255	28,283	24,052
Home equity lines of credit	18,141	18,096	17,886	15,609	14,010	14,409	14,896	15,629	17,089	18,119	14,208
Credit card and other unsecured lines of credit	3,627	3,715	3,659	3,356	3,099	3,019	2,803	2,654	2,528	3,671	3,059
Other consumer	4,465	4,601	4,511	4,304	5,344	5,483	5,358	5,304	6,012	4,533	5,412

Total portfolio loans	114,065	115,379	113,484	104,439	99,689	98,198	93,124	97,404	101,757	114,722	98,947
Loans held for sale or securitization:
Commercial	3	35	158	79	37	38	35	49	68	19	38
Commercial real estate, at fair value(1)	373	768	325	385	226	174	101	116	142	570	200
Residential real estate, at fair value(1)	2,455	3,538	7,305	10,070	9,478	8,520	14,385	11,904	9,086	2,998	9,000
Student	—	—	1	1	1	—	4	15	4	—	1
Home equity lines of credit	—	—	551	2,108	2,873	2,669	2,815	2,981	3,460	—	2,772
Credit card	244	153	—	—	—	368	85	—	—	198	183

Total loans held for sale or securitization	3,075	4,494	8,340	12,643	12,615	11,769	17,425	15,065	12,760	3,785	12,194
Securities available for sale, at cost	8,491	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	8,539	7,422
Federal funds sold and security resale agreements	7,102	3,116	945	1,212	1,117	1,748	1,122	654	536	5,109	1,431
Trading assets	933	896	1,009	584	562	674	725	873	954	915	618
Other investments	4,089	2,079	1,538	1,536	1,218	1,450	1,286	1,256	1,318	3,083	1,334

Total earning assets	137,755	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	136,153	121,946
Allowance for loan losses	(2,593)	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(2,173)	(1,130)
Fair value (depreciation) appreciation of securities available for sale	(47)	98	32	(73)	(34)	(11)	(4)	(120)	(120)	26	(23)
Cash and demand balances due from banks	2,523	2,643	2,809	2,714	2,748	2,965	2,953	3,075	3,246	2,583	2,856
Properties and equipment	1,695	1,697	1,674	1,571	1,493	1,495	1,369	1,311	1,300	1,696	1,494
Equipment leased to others	364	374	392	431	480	553	595	617	687	369	516
Other real estate owned	526	469	382	304	270	239	218	186	158	492	255
Mortgage servicing rights	2,471	2,364	2,456	2,493	2,233	2,175	2,275	2,465	2,438	2,417	2,204
Goodwill	5,405	5,412	5,613	4,896	4,544	4,479	3,564	3,346	3,326	5,409	4,512
Other intangible assets	325	345	364	281	251	256	163	156	156	335	253
Derivative assets	150	1,152	738	310	245	244	345	153	—	651	245
Accrued income and other assets	5,278	5,678	5,327	5,061	5,120	5,026	4,868	5,107	4,710	5,484	5,073

Total Assets	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201

Liabilities
Deposits:
Noninterest bearing	$16,858	$16,839	$16,901	$16,690	$16,875	$16,831	$16,695	$16,740	$17,057	$16,849	$16,853
NOW and money market accounts	37,066	38,763	37,658	35,099	33,675	32,582	29,538	28,810	28,872	37,914	33,131
Savings accounts	2,779	2,808	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,793	2,389
Consumer time	32,654	29,281	29,683	27,238	25,069	24,476	22,650	21,966	21,463	30,968	24,774

Core deposits	89,357	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	88,524	77,147
Brokered retail CDs	5,344	2,955	2,406	2,297	2,469	3,006	3,499	4,161	4,899	4,149	2,736
Other	713	771	1,244	1,112	914	917	972	1,049	956	743	916
Foreign	4,138	6,170	7,485	8,609	8,677	7,602	9,334	8,878	7,518	5,154	8,143

Total deposits	99,552	97,587	98,299	93,502	90,024	87,847	84,522	83,507	82,807	98,570	88,942
Federal funds borrowed and security repurchase agreements	4,988	5,975	6,283	6,176	6,566	5,072	7,289	6,876	5,110	5,482	5,823
Borrowed funds	1,507	2,522	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,015	2,058
Long-term debt and capital securities	26,671	29,082	28,005	26,306	23,111	25,164	25,886	29,432	33,087	27,876	24,132
Derivative liabilities	(181)	329	324	377	434	353	348	431	181	74	393
Accrued expenses and other liabilities	3,860	4,126	4,074	3,505	3,354	3,736	3,523	3,576	3,501	3,992	3,545

Total Liabilities	136,397	139,621	139,012	132,459	126,356	123,412	123,505	125,747	127,454	138,009	124,893
Total Stockholders’ Equity	17,455	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	15,433	13,308

Total Liabilities and Stockholders’ Equity	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201

Memo:
Noninterest bearing escrow balances	$4,539	$4,268	$3,559	$3,714	$3,762	$3,386	$4,069	$4,250	$4,084	$4,403	$3,575
Interest bearing escrow balances	493	197	165	157	155	153	134	136	139	345	154
Noninterest bearing deposits excluding escrow balances	12,319	12,571	13,342	12,976	13,113	13,445	12,626	12,490	12,973	12,446	13,278
Core deposits excluding escrow balances	84,325	83,226	83,440	77,613	74,047	72,783	66,514	65,033	65,211	83,776	73,418
Sweep account balances, excluded from core deposit balances	7,059	8,628	9,703	9,903	9,748	9,253	7,975	6,974	6,157	7,844	9,502

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

Unaudited
National City Corporation
SELECTED AVERAGE BALANCES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

AVERAGE MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
First lien mortgages, at fair value(1)	$2,455	$3,538	$6,882	$8,587	$7,672	$6,339	$5,636	$5,635	$5,760	$2,998	$7,008
Nonprime mortgages(2)	—	—	—	—	—	1,140	8,016	5,509	2,768	—	567
Home equity installment(3)	—	—	423	1,483	1,806	1,041	733	760	558	—	1,425

Total Mortgage Loans Held for Sale or Securitization	$2,455	$3,538	$7,305	$10,070	$9,478	$8,520	$14,385	$11,904	$9,086	$2,998	$9,000

SELECTED AVERAGE PORTFOLIO LOAN BALANCES
Commercial
Commercial	$29,094	$28,419	$27,014	$25,783	$25,291	$24,342	$23,621	$23,547	$22,900	$28,756	$24,819
Floorplan	821	835	832	852	970	992	1,005	998	1,081	828	980
Non-taxable	408	412	396	381	376	381	372	333	310	410	378
International	1,976	1,966	1,843	1,600	1,381	1,289	1,327	1,135	990	1,971	1,337

Total Commercial	$32,299	$31,632	$30,085	$28,616	$28,018	$27,004	$26,325	$26,013	$25,281	$31,965	$27,514

Residential Real Estate
First lien mortgages	$14,096	$14,807	$14,428	$11,661	$10,284	$9,854	$6,697	$5,827	$5,409	$14,452	$10,071
Nonprime mortgages(2)	5,022	5,607	6,238	6,921	7,709	7,490	7,949	13,591	17,537	5,314	7,600
Home equity installment	8,303	8,732	8,759	7,964	6,391	6,371	6,306	6,283	6,309	8,517	6,381

Total Residential Real Estate	$27,421	$29,146	$29,425	$26,546	$24,384	$23,715	$20,952	$25,701	$29,255	$28,283	$24,052

Credit Card and Other Unsecured Lines of Credit
Credit card	$1,463	$1,622	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$1,543	$1,208
Personal lines of credit	925	893	880	835	812	827	816	786	759	908	820
Business lines of credit	1,239	1,200	1,146	1,087	1,044	1,019	955	910	877	1,220	1,031

Total Credit Card and Other Unsecured Lines of Credit	$3,627	$3,715	$3,659	$3,356	$3,099	$3,019	$2,803	$2,654	$2,528	$3,671	$3,059

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(2)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(3)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

Unaudited
National City Corporation
SELECTED PERIOD-END BALANCES
($ in millions)

	2008				2007								2006
	2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr

MORTGAGE LOANS HELD FOR SALE OR SECURITIZATION
First lien mortgages, at fair value(1)	$2,038		$3,490		$3,741		$9,667		$8,385		$7,052		$6,592		$5,703		$6,185
Nonprime mortgages(2)	—		—		—		—		—		—		1,625		8,851		2,645
Home equity installment(3)	—		—		—		715		2,309		1,146		1,111		1,042		853

Total Mortgage Loans Held for Sale or Securitization	$2,038		$3,490		$3,741		$10,382		$10,694		$8,198		$9,328		$15,596		$9,683

PORTFOLIO LOAN BALANCES
Commercial
Commercial	$28,883		$29,569		$27,762		$26,483		$25,193		$24,454		$24,225		$23,432		$23,300
Floorplan	799		849		858		835		945		994		1,035		989		1,068
Non-taxable	408		410		388		401		374		380		379		342		319
International	1,940		2,042		1,907		1,719		1,513		1,250		1,330		1,288		1,081

Total Commercial	$32,030		$32,870		$30,915		$29,438		$28,025		$27,078		$26,969		$26,051		$25,768

Residential Real Estate
First lien mortgages	$14,093		$14,840		$15,349		$13,882		$10,786		$10,402		$7,963		$6,371		$5,863
Nonprime mortgages(2)	4,806		5,345		6,012		6,648		7,419		8,217		7,486		8,308		16,590
Home equity installment	8,089		8,514		8,882		8,712		6,372		6,347		6,433		6,285		6,305

Total Residential Real Estate	$26,988		$28,699		$30,243		$29,242		$24,577		$24,966		$21,882		$20,964		$28,758

OTHER INVESTMENTS
Foreign investments	$25		$11		$27		$31		$18		$12		$2		$13		$7
Eurodollar placements	4,250		2,000		—		—		—		—		—		—		—
Federal Reserve Stock	262		204		206		206		173		142		172		192		189
FHLB Stock	629		623		602		602		333		322		311		287		328
Short-term domestic investments	401		297		219		228		382		346		4,981		479		647
Principal investments	216		217		222		208		194		193		191		191		200
Corporate and other bonds	4		6		6		—		—		—		—		—		—

Total Other Investments	$5,787		$3,358		$1,282		$1,275		$1,100		$1,015		$5,657		$1,162		$1,371

PRINCIPAL INVESTMENTS(4)
Type of Investment:
Direct investments in public entities	—		—		—		—		—		—		—		—		—
Direct investments in nonpublic entities	$361		$369		$387		$364		$339		$319		$311		$312		$326
Indirect investments (funds)	399		385		388		374		372		365		354		353		355

Total Investments	$760		$754		$775		$738		$711		$684		$665		$665		$681

Type of Security:
Common stock	$89		$86		$100		$88		$97		$80		$78		$80		$77
Convertible debt and preferred stock	16		16		14		20		8		11		11		15		23
Investments in partnerships, funds and other equity instruments	459		455		459		441		430		415		398		390		393
Mezzanine (subordinated) debt	196		197		202		189		176		178		178		180		188

Total Investments	$760		$754		$775		$738		$711		$684		$665		$665		$681

Memo:
Commitments to fund principal investments	$324		$343		$357		$340		$358		$297		$282		$292		$310
INTANGIBLE ASSETS
Goodwill	$4,339		$5,416		$5,424		$5,625		$4,534		$4,551		$3,816		$3,340		$3,347
Core deposit intangibles	294		312		331		351		213		226		153		125		133
Credit card intangibles	2		2		2		2		3		4		5		5		5
Other intangibles	21		24		23		23		26		21		26		27		24

Total Intangible Assets	$4,656		$5,754		$5,780		$6,001		$4,776		$4,802		$4,000		$3,497		$3,509

Memo:
Holding company investment in subsidiaries	$19,115		$15,791		$15,610		$15,495		$13,879		$14,501		$13,082		$13,864		$13,895
Holding company intangible assets	105		105		122		122		117		120		117		117		122
Double leverage ratio(5)	1.07	x	1.20	x	1.17	x	1.13	x	1.15	x	1.11	x	.91	x	1.08	x	1.11	x
Subsidiary bank dividend capacity	—		—		$106		$563		$451		$1,033		$954		$1,688		$1,697

(1)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(2)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(3)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

(4)	Includes equity and mezzanine capital investments in nonpublic and public entities made by National City Equity Partners and National City Capital Corp., which are within the Commercial Banking — National line of business.

(5)	Holding company investment in subsidiaries and intangible assets divided by consolidated equity.

Unaudited
National City Corporation
SECURITIZED BALANCES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007
CREDIT CARD LOANS(1)
Managed Credit Card Loans:

Average balances:
Loans held in portfolio	$1,463	$1,622	$1,633	$1,434	$1,243	$1,173	$1,032	$958	$892	$1,543	$1,208
Loans held for sale or securitization	244	153	—	—	—	368	85	—	—	198	183
Loans securitized	1,590	1,450	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,520	1,267

Total Average Managed Credit Card Loans	$3,297	$3,225	$3,083	$2,884	$2,693	$2,623	$2,479	$2,408	$2,342	$3,261	$2,658

End of period balances:
Loans held in portfolio	$1,576	$1,416	$1,852	$1,496	$1,275	$1,131	$1,185	$989	$900
Loans held for sale or securitization	—	386	—	—	—	—	425	—	—
Loans securitized	1,824	1,450	1,450	1,450	1,450	1,450	1,025	1,450	1,450

Total Managed Credit Card Loans	$3,400	$3,252	$3,302	$2,946	$2,725	$2,581	$2,635	$2,439	$2,350

AUTOMOBILE LOANS

Managed Automobile Loans(2):
Average balances:
Loans held in portfolio	$54	$67	$86	$107	$135	$167	$267	$252	$264	$60	$151
Loans held for sale or securitization	—	—	—	—	—	—	—	—	—	—	—
Loans securitized	492	621	761	922	1,111	1,327	1,547	1,801	2,142	557	1,218

Total Average Managed Automobile Loans	$546	$688	$847	$1,029	$1,246	$1,494	$1,814	$2,053	$2,406	$617	$1,369

End of period balances:
Loans held in portfolio	$49	$61	$77	$90	$117	$150	$185	$228	$232
Loans securitized	437	552	689	839	1,014	1,217	1,439	1,668	1,987

Total Managed Automobile Loans	$486	$613	$766	$929	$1,131	$1,367	$1,624	$1,896	$2,219

JUMBO MORTGAGE LOANS(3)

Managed Jumbo Mortgage Loans:
Average balances:
Loans held in portfolio	$793	$802								$798
Loans held for sale or securitization	208	374								291
Loans securitized	357	188								272

Total Average Managed Jumbo Mortgage Loans	$1,358	$1,364								$1,361

End of period balances:
Loans held in portfolio	$819	$787
Loans held for sale or securitization	188	252
Loans securitized	343	371

Total Managed Jumbo Mortgage Loans	$1,350	$1,410

(1)	In May 2008 and March 2007, the Corporation sold through securitization $374 million and $425 million of credit card receivables, respectively.

(2)	Represents managed portfolio of indirect prime automobile loans. This portfolio is liquidating.

(3)	In February 2008, the Corporation sold through securitization $390 million of jumbo mortgage loans.

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007
AVERAGE BALANCES

Assets
Earning Assets:
Loans(1):
Commercial	$32,302	$31,667	$30,243	$28,695	$28,055	$27,042	$26,360	$26,062	$25,349	$31,984	$27,552
Commercial leases	4,240	4,321	4,389	4,235	4,061	3,981	3,781	3,532	3,428	4,281	4,021
Commercial construction	9,098	9,098	8,902	8,225	7,854	7,611	6,943	6,510	6,064	9,098	7,733
Commercial real estate	15,147	15,538	14,952	13,933	13,145	13,150	12,167	12,177	12,242	15,342	13,148
Residential real estate	29,876	32,684	36,730	36,616	33,862	32,235	35,337	37,605	38,341	31,281	33,052
Home equity lines of credit	18,141	18,096	18,437	17,717	16,883	17,078	17,711	18,610	20,549	18,119	16,980
Credit card and other unsecured lines of credit	3,871	3,868	3,659	3,356	3,099	3,387	2,888	2,654	2,528	3,869	3,242
Other consumer	4,465	4,601	4,512	4,305	5,345	5,483	5,362	5,319	6,016	4,533	5,413

Total loans	117,140	119,873	121,824	117,082	112,304	109,967	110,549	112,469	114,517	118,507	111,141
Securities available for sale, at cost:
Taxable	8,212	8,256	8,435	7,447	6,734	7,257	7,313	7,351	7,260	8,234	6,994
Tax-exempt	279	332	391	388	409	447	493	523	542	305	428

Total securities available for sale	8,491	8,588	8,826	7,835	7,143	7,704	7,806	7,874	7,802	8,539	7,422
Federal funds sold, security resale agreements, trading assets, and
other investments	12,124	6,091	3,492	3,332	2,897	3,872	3,133	2,783	2,808	9,107	3,383

Total earning assets	137,755	134,552	134,142	128,249	122,344	121,543	121,488	123,126	125,127	136,153	121,946
Allowance for loan losses	(2,593)	(1,752)	(1,363)	(1,142)	(1,107)	(1,154)	(941)	(988)	(1,009)	(2,173)	(1,130)
Fair value (depreciation) appreciation of securities available for sale	(47)	98	32	(73)	(34)	(11)	(4)	(120)	(120)	26	(23)
Nonearning assets	18,737	20,134	19,755	18,061	17,384	17,432	16,350	16,416	16,021	19,436	17,408

Total Assets	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201

Liabilities and Stockholders’ Equity
Interest bearing liabilities:
NOW and money market accounts	$37,066	$38,763	$37,658	$35,099	$33,675	$32,582	$29,538	$28,810	$28,872	$37,914	$33,131
Savings accounts	2,779	2,808	2,922	2,457	2,345	2,433	1,834	1,903	2,042	2,793	2,389
Consumer time deposits	32,654	29,281	29,683	27,238	25,069	24,476	22,650	21,966	21,463	30,968	24,774
Other deposits	6,057	3,726	3,650	3,409	3,383	3,923	4,471	5,210	5,855	4,892	3,652
Foreign deposits	4,138	6,170	7,485	8,609	8,677	7,602	9,334	8,878	7,518	5,154	8,143
Federal funds borrowed	1,155	1,368	1,841	1,984	2,508	1,237	3,675	3,286	1,746	1,262	1,876
Security repurchase agreements	3,833	4,607	4,442	4,192	4,058	3,835	3,614	3,590	3,364	4,220	3,947
Borrowed funds	1,507	2,522	2,027	2,593	2,867	1,240	1,937	1,925	2,768	2,015	2,058
Long-term debt	26,671	29,082	28,005	26,306	23,111	25,164	25,886	29,432	33,087	27,876	24,132

Total interest bearing liabilities	115,860	118,327	117,713	111,887	105,693	102,492	102,939	105,000	106,715	117,094	104,102
Noninterest bearing deposits	16,858	16,839	16,901	16,690	16,875	16,831	16,695	16,740	17,057	16,849	16,853
Accrued interest and other liabilities	3,679	4,455	4,398	3,882	3,788	4,089	3,871	4,007	3,682	4,066	3,938

Total Liabilities	136,397	139,621	139,012	132,459	126,356	123,412	123,505	125,747	127,454	138,009	124,893
Total Stockholders’ Equity	17,455	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	15,433	13,308

Total Liabilities and Stockholders’ Equity	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201

Memo:
Interest bearing core deposits	$72,499	$70,852	$70,263	$64,794	$61,089	$59,491	$54,022	$52,679	$52,377	$71,675	$60,294
Interest bearing total deposits	82,694	80,748	81,398	76,812	73,149	71,016	67,827	66,767	65,750	81,721	72,089
Borrowed funding and long-term debt	33,166	37,579	36,315	35,075	32,544	31,476	35,112	38,233	40,965	35,373	32,013

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007
INTEREST

Assets
Earning Assets:
Loans(1):
Commercial	$419	$479	$552	$552	$534	$513	$516	$515	$474	$898	$1,047
Commercial leases	68	74	79	72	69	69	61	57	55	142	138
Commercial construction	111	132	162	161	154	140	138	131	118	243	294
Commercial real estate	224	244	258	251	236	237	229	224	218	468	473
Residential real estate	458	560	643	654	620	576	649	692	687	1,018	1,196
Home equity lines of credit	233	285	328	343	332	336	349	363	373	518	668
Credit card and other unsecured lines of credit	92	107	103	96	86	96	81	75	69	199	182
Other consumer	68	77	77	78	88	94	89	90	100	145	182

Total loans	1,673	1,958	2,202	2,207	2,119	2,061	2,112	2,147	2,094	3,631	4,180
Securities available for sale, at cost:
Taxable	116	112	116	99	87	97	101	99	97	228	184
Tax-exempt	4	6	7	6	8	8	8	9	10	10	16

Total securities available for sale	120	118	123	105	95	105	109	108	107	238	200
Federal funds sold, security resale agreements, trading assets, and other investments	93	56	56	48	41	52	49	43	42	149	93

Total earning assets	$1,886	$2,132	$2,381	$2,360	$2,255	$2,218	$2,270	$2,298	$2,243	$4,018	$4,473

Liabilities
Interest bearing liabilities:
NOW and money market accounts	$160	$238	$292	$286	$265	$249	$221	$211	$194	$398	$514
Savings accounts	5	7	8	8	8	8	2	3	3	12	16
Consumer time deposits	352	335	365	337	302	287	265	245	224	687	589
Other deposits	45	35	47	46	45	51	60	68	74	80	96
Foreign deposits	24	47	80	107	108	91	115	112	86	71	199
Federal funds borrowed	7	12	22	27	33	16	50	44	22	19	49
Security repurchase agreements	16	30	42	46	45	41	40	38	32	46	86
Borrowed funds	11	25	23	34	36	16	25	23	32	36	52
Long-term debt	245	334	393	367	317	341	359	404	409	579	658

Total interest bearing liabilities	$865	$1,063	$1,272	$1,258	$1,159	$1,100	$1,137	$1,148	$1,076	$1,928	$2,259

Tax-Equivalent Net Interest Income	$1,021	$1,069	$1,109	$1,102	$1,096	$1,118	$1,133	$1,150	$1,167	$2,090	$2,214

Memo:
Interest bearing core deposits	$517	$580	$665	$631	$575	$544	$488	$459	$421	$1,097	$1,119
Interest bearing total deposits	586	662	792	784	728	686	663	639	581	1,248	1,414
Borrowed funding and long-term debt	279	401	480	474	431	414	474	509	495	680	845

Amortization of fair value adjustments included above(2):
Loans	($11)	($11)	($20)	($16)	($15)	($14)	($7)	($4)	($5)	($22)	($29)
Deposits	—	1	3	1	1	1	—	1	1	1	2
Long-term debt	(4)	(3)	(3)	(4)	(4)	(4)	(5)	(6)	(6)	(7)	(8)

(1)	Includes loans held for sale or securitization

(2)	Fair value adjustments recognized under the purchase method of accounting in connection with acquisitions

Unaudited
National City Corporation
AVERAGE BALANCES/NET INTEREST INCOME/RATES (continued)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007
RATES

Assets
Earning Assets:
Loans(1):
Commercial	5.22%	6.09%	7.24%	7.63%	7.63%	7.70%	7.77%	7.82%	7.50%	5.65%	7.67%
Commercial leases	6.37	6.85	7.16	6.82	6.82	6.94	6.47	6.50	6.43	6.61	6.88
Commercial construction	4.90	5.85	7.22	7.74	7.86	7.47	7.88	8.00	7.78	5.38	7.67
Commercial real estate	5.94	6.31	6.85	7.15	7.19	7.31	7.44	7.31	7.13	6.13	7.25
Residential real estate	6.15	6.86	6.99	7.13	7.32	7.17	7.34	7.35	7.17	6.52	7.25
Home equity lines of credit	5.12	6.31	7.13	7.74	7.86	7.87	7.87	7.82	7.26	5.72	7.87
Credit card and other unsecured lines of credit	9.59	11.07	11.18	11.34	11.13	11.47	11.12	11.24	10.95	10.33	11.31
Other consumer	6.20	6.72	6.77	7.18	6.64	6.91	6.56	6.70	6.68	6.46	6.78

Total loans	5.73	6.56	7.20	7.50	7.56	7.55	7.61	7.61	7.32	6.15	7.56
Securities available for sale, at cost:
Taxable	5.63	5.44	5.50	5.29	5.16	5.39	5.53	5.37	5.37	5.53	5.28
Tax-exempt	6.49	6.96	6.64	6.78	7.77	7.03	7.03	6.98	7.07	6.75	7.38

Total securities available for sale	5.65	5.50	5.55	5.37	5.31	5.48	5.62	5.48	5.49	5.58	5.40
Federal funds sold, security resale agreements, trading assets, and other investments	3.08	3.73	6.32	5.70	5.75	5.41	6.20	6.00	6.05	3.30	5.56

Total earning assets	5.50	6.36	7.07	7.33	7.38	7.36	7.44	7.43	7.18	5.92	7.37

Liabilities
Interest bearing liabilities:
NOW and money market accounts	1.72	2.48	3.08	3.23	3.16	3.09	2.97	2.89	2.70	2.11	3.12
Savings accounts	.71	.99	1.12	1.26	1.36	1.34	.65	.64	.57	.85	1.35
Consumer time deposits	4.34	4.60	4.89	4.91	4.83	4.76	4.65	4.43	4.19	4.46	4.80
Other deposits	3.00	3.72	5.12	5.36	5.26	5.31	5.30	5.19	5.02	3.27	5.29
Foreign deposits	2.36	3.06	4.27	4.92	5.01	4.84	4.86	5.00	4.61	2.77	4.93
Federal funds borrowed	2.63	3.47	4.84	5.24	5.31	5.32	5.31	5.33	5.02	3.08	5.31
Security repurchase agreements	1.69	2.61	3.82	4.37	4.38	4.35	4.33	4.25	3.83	2.19	4.37
Borrowed funds	2.91	4.01	4.47	5.15	5.04	5.30	5.14	4.82	4.62	3.60	5.11
Long-term debt	3.68	4.62	5.55	5.57	5.51	5.47	5.52	5.45	4.95	4.17	5.49

Total interest bearing liabilities	3.00	3.61	4.29	4.46	4.40	4.35	4.39	4.34	4.04	3.31	4.37

Net Interest Spread	2.50	2.75	2.78	2.87	2.98	3.01	3.05	3.09	3.14	2.61	3.00
Contribution of noninterest bearing sources of funds	.47	.43	.52	.56	.61	.68	.68	.64	.59	.47	.64

Net Interest Margin	2.97%	3.18%	3.30%	3.43%	3.59%	3.69%	3.73%	3.73%	3.73%	3.08%	3.64%

Memo:
Interest bearing core deposits	2.87%	3.29%	3.76%	3.86%	3.77%	3.71%	3.60%	3.45%	3.23%	3.08%	3.74%
Interest bearing total deposits	2.85	3.30	3.87	4.05	3.99	3.92	3.88	3.79	3.55	3.07	3.95
Borrowed funding and long-term debt	3.38	4.29	5.24	5.38	5.31	5.32	5.36	5.30	4.84	3.86	5.31

(1)	Includes loans held for sale or securitization

Unaudited
National City Corporation
STOCKHOLDER DATA
($ in millions, except per share data)

																	Six Months Ended
	2008		2007								2006						June 30,
	2nd Qtr	1st Qtr	4th Qtr		3rd Qtr		2nd Qtr		1st Qtr		4th Qtr		3rd Qtr		2nd Qtr		2008	2007

Per common share:
Basic net (loss) income	($2.45)	($.27)	($.53)		($.03)		$.60		$.50		$1.37		$.87		$.77		($2.86)	$1.10
Diluted net (loss) income	(2.45)	(.27)	(.53)		(.03)		.60		.50		1.36		.86		.77		(2.86)	1.09
Trailing four quarters basic net (loss) income	(3.28)	(.23)	.54		2.44		3.34		3.51		3.76		3.04		2.92
Trailing four quarters diluted net (loss) income	(3.28)	(.23)	.54		2.43		3.32		3.49		3.73		3.01		2.89
Dividends declared	.01	.21	.41		.41		.39		.39		.39		.39		.37		.22	.78
Dividends paid	.01	.21	.41		.41		.39		.39		.39		.39		.37		.22	.78
Dividend payout ratio(1)	—	—	—		—		65.00%		78.00%		28.68%		45.35%		48.05%		—	71.56%
Dividend yield (annualized)(2)	.84	8.44	9.96		6.54		4.68		4.19		4.27		4.26		4.09
P/E ratio(3)	—	—	30.48	x	10.33	x	10.04	x	10.67	x	9.80	x	12.16	x	12.52	x

Common dividends declared	$7.2	$133.0	$262.0		$235.0		$232.0		$254.2		$236.4		$238.0		$227.5		$140.2	$486.2
Preferred dividends declared	14.5	.2	.5		.5		.4		.4		.4		.4		.4		14.7	.8

Common dividends paid	7.2	133.0	262.0		235.0		232.0		254.2		236.4		238.0		227.5		140.2	486.2
Preferred dividends paid	14.5	.2	.5		.5		.4		.4		.4		.4		.4		14.7	.8

Shares outstanding(4):
Average basic	722,872	633,434	633,165		588,134		572,730		631,711		611,908		603,849		609,657		678,153	602,057
Average diluted	722,872	633,434	633,165		588,134		580,386		640,534		620,745		612,064		618,230		678,153	610,294
Ending common	760,340	634,118	633,946		633,345		566,285		595,485		632,382		601,875		605,054

Common stock price:
High	$10.80	$18.14	$27.21		$34.30		$38.32		$38.94		$37.47		$37.42		$38.04		$18.14	$38.94
Low	4.27	6.56	15.76		24.88		33.08		34.82		35.29		34.50		34.38		4.27	33.08
Close	4.77	9.95	16.46		25.09		33.32		37.25		36.56		36.60		36.19

Book value per common share	$15.07	$20.61	$21.15		$21.86		$21.45		$22.12		$23.06		$21.44		$20.84
Proforma book value per common share(5)	8.76
Tangible book value per common share	8.94	11.53	12.03		12.38		13.02		14.05		16.73		15.63		15.04
Proforma tangible book value per common share(5)	6.47
Other comprehensive income per share	.08	.44	.14		(.09)		(.27)		(.09)		(.11)		(.02)		(.20)

Market to book value	31.7%	48.3%	77.8%		114.8%		155.3%		168.4%		158.5%		170.7%		173.7%

Market capitalization of common stock	$3,627	$6,309	$10,435		$15,891		$18,869		$22,182		$23,120		$22,029		$21,897
Proforma market capitalization of common stock(5)	9,703

(1)	Dividend declared divided by diluted net income per common share

(2)	Dividend declared (annualized) divided by quarter-end stock price

(3)	Quarter-end stock price divided by trailing-four-quarters diluted net income per common share

(4)	In thousands

(5)	Proforma reflects the conversion of the Series G Preferred stock.
INTEREST RATE RISK MEASURES

	2008		2007				2006
	2nd Qtr(1)	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

MARKET VALUE OF EQUITY(MVE)(2)
Duration of Equity(DOE)(3):
Current Yield Curve	+0.1%	+1.8%	+1.9%	+1.9%	+1.2%	+1.2%	+0.8%	+1.0%	+1.4%
+150 basis points Shock vs. Current Yield Curve(4)	+0.5%	+2.0%	+2.7%	+3.0%	+2.2%	+2.3%	+1.2%	+1.6%	+2.2%
-150 basis points Shock vs. Current Yield Curve(5)	-0.9%	+0.7%	+1.5%	+1.1%	+1.0%	+0.8%	+0.6%	+0.2%	+0.0%

(1)	Based on positions at May 31, 2008 and market values at June 17, 2008.

(2)	The Market Value of Equity (MVE) is defined as the discounted present value of net cash flows from all assets, liabilities, and off-balance sheet arrangements, other than MSRs and associated hedges. MVE analysis is performed as of a single point in time and does not include estimates of future business volumes or intangible assets.

(3)	Duration of Equity (DOE) represents the estimated percentage change in MVE for a 1% instantaneous parallel shift in the yield curve. A positive DOE indicates that MVE would increase as rates fall, or decrease as rates rise. A negative DOE indicates that MVE would increase as rates rise, or decrease as rates fall.

(4)	Asset Liability Committee’s (ALCO) policy limit is +4.0%.

(5)	ALCO’s policy limit is -1.0%.

Unaudited
National City Corporation
CAPITALIZATION (Period End)
(In millions, except per share data)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

LONG-TERM DEBT, CAPITAL SECURITIES, AND BORROWED FUNDS
Long-Term Debt and Capital Securities:
Holding company debt:
Senior notes	$2,935	$3,247	$1,789	$1,774	$1,833	$1,847	$1,242	$1,240	$1,210
Subordinated debt	1,088	1,125	1,079	1,055	1,030	1,063	1,067	1,070	1,020
Capital securities	2,404	2,445	1,900	1,881	1,273	850	949	342	344

Total holding company debt	6,427	6,817	4,768	4,710	4,136	3,760	3,258	2,652	2,574
Subsidiary debt:
Subordinated debt	3,446	3,505	3,451	3,423	3,369	2,482	2,477	1,986	1,917
Senior bank notes	6,250	8,335	13,061	14,232	13,615	15,977	18,580	20,126	25,275
FHLB advances	9,308	9,431	6,256	5,900	1,996	2,048	1,999	1,887	2,721
Repurchase agreements	321	321	321	320	—	—	—	—	—
Secured debt financings	19	19	26	47	63	43	31	27	25
Other	17	9	9	8	9	9	11	12	13

Total subsidiary debt	19,361	21,620	23,124	23,930	19,052	20,559	23,098	24,038	29,951

Total Long-Term Debt and Capital Securities	$25,788	$28,437	$27,892	$28,640	$23,188	$24,319	$26,356	$26,690	$32,525

Borrowed Funds:
Commercial paper and other	$781	$1,058	$1,555	$1,566	$1,412	$1,803	$1,215	$1,467	$1,780
Federal Reserve term auction facility	—	4,250	—	—	—	—	—	—	—
U.S. Treasury demand notes	—	100	500	340	258	54	434	2,430	1,325
Short-term senior bank notes	—	—	—	86	—	—	—	60	46
Short-term FHLB advances	—	—	—	514	1,000	1	—	—	—

Total Borrowed Funds	$781	$5,408	$2,055	$2,506	$2,670	$1,858	$1,649	$3,957	$3,151

STOCKHOLDERS’ EQUITY
Total stockholders’ equity	$17,981	$13,223	$13,408	$13,843	$12,147	$13,170	$14,581	$12,902	$12,610
Accumulated Other Comprehensive Income, Net of Tax:
SFAS 115 unrealized (loss) gain, net	($75)	$20	$15	($11)	($73)	—	$4	($9)	($124)
SFAS 133 unrealized gain (loss), net	126	250	70	28	(8)	$15	(4)	(2)	—
SFAS 158 unrecognized gain (loss), net	7	7	7	(71)	(72)	(71)	(71)	—	—

Total Accumulated Other Comprehensive Income, Net of Tax	$58	$277	$92	($54)	($153)	($56)	($71)	($11)	($124)

RISK-BASED CAPITAL(1)
Tier 1 capital	$15,388	$9,548	$9,367	$9,672	$8,721	$9,196	$11,535	$9,603	$9,392
Total risk-based capital	20,696	14,754	14,729	14,802	13,667	13,164	15,705	13,215	13,103
Risk-weighted assets	138,928	143,128	143,398	142,684	132,957	129,978	129,190	128,297	128,512

Tier 1 capital ratio	11.08%	6.67%	6.53%	6.78%	6.56%	7.08%	8.93%	7.48%	7.31%
Total risk-based capital ratio	14.90	10.31	10.27	10.37	10.28	10.13	12.16	10.30	10.20
Leverage ratio	10.33	6.49	6.39	6.96	6.53	6.92	8.56	7.13	6.89

COMMON STOCK ROLLFORWARD
Beginning balance	634.1	633.9	633.3	566.3	595.5	632.4	601.9	605.1	610.0	633.9	632.4
Shares issued	126.2	—	—	—	—	—	—	—	—	126.2	—
Shares issued under stock award plans	—	.2	.8	1.8	.8	5.8	2.0	1.4	3.6	.2	6.6
Shares issued for acquisitions	—	—	—	66.6	—	13.7	29.5	—	—	—	13.7
Shares repurchased under repurchase authorizations(2)	—	—	(.1)	(1.0)	(29.9)	(55.2)	(.6)	(4.3)	(7.7)	—	(85.1)
Shares exchanged for stock award plans	—	—	(.1)	(.4)	(.1)	(1.2)	(.4)	(.3)	(.8)	—	(1.3)

Ending Balance	760.3	634.1	633.9	633.3	566.3	595.5	632.4	601.9	605.1	760.3	566.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased(2)	—	—	.1	1.0	29.9	55.2	.6	4.3	7.7	—	85.1
Average price per share of repurchased common shares	—	—	$26.22	$25.77	$36.47	$38.30	$37.02	$36.27	$36.12	—	$37.65
Total cost	—	—	$2.6	$25.8	$1,089.4	$2,113.7	$22.7	$155.8	$279.3	—	$3,203.1
Common shares remaining under authorization(3)	37.6	37.6	37.6	37.7	38.7	28.6	43.5	14.1	18.4

SELECTED RATIOS AND OTHER
Long-term debt and capital securities to equity	143.42%	215.05%	208.03%	206.89%	190.90%	184.65%	180.75%	206.87%	257.94%
Long-term debt and capital securities to total capitalization	58.92	68.26	67.54	67.42	65.62	64.87	64.38	67.41	72.06
Equity to assets	11.70	8.53	8.95	8.98	8.64	9.51	10.40	9.34	8.91
Tangible equity to assets(4)	8.94	5.00	5.29	5.29	5.43	6.26	7.77	6.99	6.60

(1)	Second quarter 2008 risk-based capital is based upon preliminary data.

(2)	The first quarter of 2007 includes 40.3 million shares repurchased under the “modified Dutch auction” tender offer.

(3)	In April 2007, National City’s Board of Directors authorized the repurchase of an additional 40 million shares of issued and outstanding common stock.

(4)	Excludes goodwill and other intangible assets.

Unaudited
National City Corporation
NONINTEREST INCOME
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Loan sale revenue	($94)	$89	($149)	($74)	$110	$75	$122	$215	$285	($5)	$185
Loan servicing revenue	(47)	16	115	159	96	32	52	104	(21)	(31)	128
Deposit service charges	260	230	249	229	223	204	212	214	203	490	427
Insurance revenue	33	33	35	29	35	34	31	33	33	66	69
Trust and investment management fees	81	80	81	79	84	74	74	74	80	161	158
Card-related fees	33	32	33	31	29	32	28	27	25	65	61
Other service fees	27	33	41	34	33	35	36	34	36	60	68
Brokerage revenue	48	48	54	41	54	40	59	35	30	96	94
Leasing revenue	34	35	36	41	46	55	53	54	61	69	101
Derivative gains (losses), net(1)	57	(49)	35	(5)	(7)	(23)	(13)	23	(11)	8	(30)
Principal investment (losses) gains, net	(2)	15	42	24	20	10	30	30	24	13	30
Gain on divestitures	—	—	16	—	—	—	984	—	—	—	—
Securities (losses) gains, net	(11)	515	(4)	—	(1)	27	(13)	—	1	504	26
All other	12	61	13	36	42	26	47	34	38	73	68

Total Noninterest Income	$431	$1,138	$597	$624	$764	$621	$1,702	$877	$784	$1,569	$1,385

(1)	Ineffective hedge and other derivative gains and losses related to loan sale and servicing activities are included in loan sale and loan servicing revenue
NONINTEREST EXPENSE
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Salaries, benefits, and other personnel	$619	$659	$663	$642	$642	$633	$678	$649	$636	$1,278	$1,275
Equipment	80	80	91	76	85	83	94	74	79	160	168
Net occupancy	84	88	84	77	76	78	78	73	74	172	154
Third-party services	87	82	101	81	89	86	95	87	91	169	175
Insurance expense	17	19	22	19	23	25	27	28	30	36	48
Telecommunications	20	19	15	18	19	18	19	18	20	39	37
Marketing and public relations	47	27	38	41	45	33	46	36	38	74	78
Leasing expense	22	25	24	28	33	34	42	38	42	47	67
Postage and supplies	31	36	38	34	33	41	32	37	34	67	74
Travel and entertainment	18	17	20	18	21	18	21	18	20	35	39
State and local taxes	12	17	15	19	23	20	(9)	20	23	29	43
Intangible asset amortization	20	20	25	20	19	17	13	13	10	40	36
Other real estate owned	61	49	25	17	13	10	8	4	4	110	23
Impairment, fraud, and other losses, net	1,098	(197)	337	257	14	6	1	25	11	901	20
All other	61	71	69	49	51	54	63	67	60	132	105

Total Noninterest Expense	$2,277	$1,012	$1,567	$1,396	$1,186	$1,156	$1,208	$1,187	$1,172	$3,289	$2,342

Memo:
Acquisition integration costs	$13	$13	$19	$13	$20	$16	$7	$3	$2	$26	$36

Unaudited
National City Corporation
DEPOSIT SERVICE CHARGES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Personal Accounts:
DDA and NOW deposit fees	$9	$7	$8	$7	$8	$8	$9	$8	$9	$16	$16
Savings and time deposit fees	3	3	3	3	3	3	2	3	3	6	6
Overdraft and NSF fees	118	103	121	111	108	93	99	103	94	221	201
Debit card interchange fees	46	40	39	36	34	32	31	31	29	86	66

Total personal account fees	176	153	171	157	153	136	141	145	135	329	289

Business accounts:
Deposit fees	6	4	5	5	5	5	6	5	6	10	10
Overdraft and NSF fees	14	14	14	15	14	13	12	14	13	28	27
Debit card interchange fees	7	5	5	6	5	4	4	4	5	12	9
Cash management fees	52	49	44	42	42	41	40	42	40	101	83

Total Business account fees	79	72	68	68	66	63	62	65	64	151	129

Other deposit service charges	5	5	10	4	4	5	9	4	4	10	9

Total Deposit Service Charges	$260	$230	$249	$229	$223	$204	$212	$214	$203	$490	$427

CARD-RELATED FEES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Credit card:
Credit limit exceed and stop payment fees	$3	$4	$3	$4	$3	$3	$3	$3	$3	$7	$6
Cash advance fees	4	3	2	3	3	2	3	2	1	7	5
Interchange fees	26	22	29	24	23	23	21	19	19	48	46
Reward programs and incentives	(11)	(9)	(13)	(12)	(12)	(10)	(11)	(11)	(10)	(20)	(22)
Debt cancellation and other fees	(3)	(1)	(2)	(2)	(2)	(1)	(2)	(2)	(2)	(4)	(3)

Total credit card fees	19	19	19	17	15	17	14	11	11	38	32

Other:
Personal and business lines of credit fees	1	1	1	1	—	1	1	1	1	2	1
Home equity lines of credit	2	1	2	2	3	2	3	3	3	3	5
ATM fees	11	11	11	11	11	12	10	12	10	22	23

Total other card-related fees	14	13	14	14	14	15	14	16	14	27	29

Total Card-Related Fees	$33	$32	$33	$31	$29	$32	$28	$27	$25	$65	$61

Unaudited
National City Corporation
SALARIES, BENEFITS, AND OTHER PERSONNEL EXPENSE
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Salaries and wages	$349	$357	$364	$366	$354	$350	$363	$355	$354	$706	$704
Incentive compensation	147	157	182	165	190	159	218	218	204	304	349
Deferred personnel costs	(28)	(24)	(63)	(76)	(88)	(75)	(104)	(105)	(104)	(52)	(163)
Stock-based compensation	13	19	16	15	22	23	19	16	17	32	45
Payroll taxes	35	48	30	35	36	49	34	35	39	83	85
Contract labor	33	29	49	41	35	32	56	38	43	62	67
Medical and other benefits	42	40	18	40	38	41	33	38	42	82	79
Retirement plans	22	31	16	31	32	37	23	26	26	53	69
Market valuation adjustments on deferred compensation liabilities	(8)	(18)	(14)	(3)	12	4	18	10	(1)	(26)	16
Severance and other	14	20	65	28	11	13	18	18	16	34	24

Total Salaries, Benefits, and Other Personnel Expense	$619	$659	$663	$642	$642	$633	$678	$649	$636	$1,278	$1,275

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	2008		2007				2006
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

Line of business staff:
Retail Banking	15,293	15,238	15,015	15,092	13,694	13,468	12,887	12,435	12,448
Commercial Banking — Regional	1,421	1,438	1,387	1,416	1,343	1,361	1,292	1,305	1,312
Commercial Banking — National	1,036	1,069	1,068	1,100	1,081	1,088	1,075	1,068	1,036
Mortgage Banking	4,502	4,753	5,841	6,988	7,128	6,938	6,867	6,814	7,062
Asset Management	1,548	1,546	1,533	1,568	1,528	1,532	1,513	1,489	1,521
Corporate support staff(2)(3)	6,502	6,797	7,220	7,860	7,671	7,924	7,636	10,510	10,572

Total Employees	30,302	30,841	32,064	34,024	32,445	32,311	31,270	33,621	33,951

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

(3)	Periods prior to December 2006 include full-time equivalent employees associated with the First Franklin and National City Home Loan Services business units which were sold in December 2006.
MORTGAGE BANKING
FULL-TIME EQUIVALENT EMPLOYEES(1)

	2008		2007				2006
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

National City Mortgage(NCM):
Loan origination — commission	1,845	1,954	2,370	2,674	2,675	2,646	2,548	2,566	2,590
Loan origination — non-commission	1,398	1,513	1,992	2,677	2,785	2,600	2,542	2,444	2,605

Total loan origination	3,243	3,467	4,362	5,351	5,460	5,246	5,090	5,010	5,195
Loan servicing	838	840	871	645	686	708	738	752	785
Indirect production	299	314	386	730	791	792	810	815	830
Corporate overhead and other	122	132	222	262	191	192	229	237	252

Total Mortgage Banking FTEs	4,502	4,753	5,841	6,988	7,128	6,938	6,867	6,814	7,062

(1)	Represents period-end, active, full-time equivalent employees.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007
LOAN LOSS ALLOWANCE

Beginning loan loss allowance	$2,582	$1,762	$1,373	$1,136	$1,104	$1,131	$932	$989	$1,001	$1,762	$1,131
Provision for loan losses	1,592	1,393	691	368	145	122	325	70	62	2,985	267
Charge-offs:
Commercial	42	26	43	17	14	12	37	31	11	68	26
Commercial leases	11	12	12	8	16	22	3	6	17	23	38
Commercial construction	39	19	18	10	5	5	13	2	3	58	10
Commercial real estate	23	8	19	7	3	3	6	2	5	31	6
Residential real estate	502	342	122	71	55	68	47	81	46	844	123
Home equity lines of credit	101	101	44	34	20	23	23	20	15	202	43
Credit card and other unsecured lines of credit	55	53	36	29	28	35	26	20	20	108	63
Other consumer	20	23	25	13	13	14	15	12	11	43	27

Total charge-offs	793	584	319	189	154	182	170	174	128	1,377	336

Recoveries:
Commercial	7	7	7	6	5	5	9	8	7	14	10
Commercial leases	7	7	4	3	6	6	4	7	3	14	12
Commercial construction	—	—	—	—	—	—	1	—	—	—	—
Commercial real estate	1	1	1	4	4	1	3	2	1	2	5
Residential real estate	20	16	14	20	22	5	13	23	19	36	27
Home equity lines of credit	5	4	7	7	8	6	4	5	5	9	14
Credit card and other unsecured lines of credit	5	4	4	3	4	5	3	3	4	9	9
Other consumer	8	7	7	5	7	7	5	9	13	15	14

Total recoveries	53	46	44	48	56	35	42	57	52	99	91

Net charge-offs	740	538	275	141	98	147	128	117	76	1,278	245
Other(1)	—	(35)	(27)	10	(15)	(2)	2	(10)	2	(35)	(17)

Ending loan loss allowance	$3,434	$2,582	$1,762	$1,373	$1,136	$1,104	$1,131	$932	$989	$3,434	$1,136

Memo:
Net charge-offs on:
Securitized credit cards	$19	$18	$15	$15	$14	$11	$13	$15	$14	$37	$25
Managed credit cards	48	47	34	29	26	31	27	24	24	95	57
Securitized automobile loans	2	2	3	3	2	4	5	4	3	4	6
Managed automobile loans(2)	1	2	3	3	2	3	4	4	1	3	5
Securitized jumbo mortgage loans	—	—								—
Managed jumbo mortgage loans	39	11								50

NET CHARGE-OFFS AS A
% OF AVERAGE PORTFOLIO LOANS (annualized)
Commercial	.44%	.24%	.47%	.17%	.12%	.11%	.40%	.37%	.08%	.34%	.12%
Commercial leases	.35	.49	.73	.49	.94	1.63	.03	(.18)	1.62	.42	1.28
Commercial construction	1.70	.83	.80	.50	.25	.28	.72	.10	.26	1.27	.26
Commercial real estate	.60	.19	.49	.08	(.06)	.07	.15	(.02)	.12	.40	.01
Residential real estate	7.06	4.50	1.45	.76	.55	1.08	.61	.90	.34	5.74	.81
Home equity lines of credit	2.12	2.16	.81	.67	.36	.48	.50	.38	.22	2.14	.42
Credit card and other unsecured lines of credit	5.55	5.36	3.52	3.06	3.14	3.99	3.21	2.57	2.62	5.45	3.56
Other consumer	1.16	1.37	1.68	.67	.48	.50	.73	.26	(.15)	1.26	.49

Total Net Charge-offs	2.61%	1.88%	.96%	.54%	.39%	.61%	.54%	.48%	.30%	2.24%	.50%

Memo:
Securitized credit cards	4.80%	4.99%	4.21%	3.94%	4.01%	4.06%	3.96%	4.04%	3.89%	4.89%	4.03%
Managed credit cards	5.93%	5.82%	4.45%	3.91%	3.93%	4.81%	4.32%	4.04%	4.02%	5.88%	4.36%
Securitized automobile loans	1.04%	1.56%	1.82%	1.05%	.90%	1.10%	1.11%	.96%	.64%	1.33%	1.01%
Managed automobile loans(2)	.72%	1.41%	1.40%	.91%	.72%	.93%	1.04%	.73%	.05%	1.10%	.84%
Securitized jumbo mortgage loans	—	—								—
Managed jumbo mortgage loans	11.45%	3.36%								7.40%

LENDING-RELATED COMMITMENTS ALLOWANCE(3)
Beginning lending-related commitment allowance	$67	$65	$54	$61	$63	$78	$80	$77	$79	$65	$78
Net provision for losses on lending-related commitments(4)	8	2	11	(7)	(2)	(15)	(2)	3	(2)	10	(17)

Ending lending-related commitment allowance	$75	$67	$65	$54	$61	$63	$78	$80	$77	$75	$61

(1)	Includes the allowance for loan losses associated with acquisitions, portfolio loans transferred to held for sale, and reinsurance claims paid to third parties.

(2)	Represents managed portfolio of indirect prime automobile loans which are liquidating.

(3)	Included in accrued expenses and other liabilities on the consolidated balance sheet.

(4)	Included in impairment, fraud, and other losses on the consolidated income statement.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

	2008		2007				2006
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

NONPERFORMING ASSETS
Commercial	$219	$218	$149	$142	$117	$107	$92	$107	$142
Commercial leases	17	13	6	10	8	13	32	35	36
Commercial construction	626	387	301	234	108	119	109	72	45
Commercial real estate	294	239	189	181	138	118	111	97	108
Residential real estate:
Nonprime(1)	441	435	119	86	75	68	65	62	60
Construction	420	496	145	67	8	10	6	—	—
Other	470	383	162	126	108	101	85	97	98

Total real estate — residential	1,331	1,314	426	279	191	179	156	159	158

Home equity lines of credit	103	88	19	15	—	—	—	—	—
Total nonperforming portfolio loans	2,590	2,259	1,090	861	562	536	500	470	489
Other real estate owned (OREO):
Commercial	2	16	15	4	3	—	1	—	2
Residential real estate:
National City Mortgage and other	190	129	99	72	58	54	49	31	29
Secured by GNMA	75	62	58	58	56	67	60	60	50
Nonprime(1)	261	261	242	179	157	136	116	104	84

Total real estate — residential	526	452	399	309	271	257	225	195	163

Other	—	20	10	11	10	6	3	2	2
Total OREO	528	488	424	324	284	263	229	197	167
Mortgage loans held for sale and other	8	5	9	26	2	2	3	22	11

Total Nonperforming Assets	$3,126	$2,752	$1,523	$1,211	$848	$801	$732	$689	$667

PERCENTAGE OF NONPERFORMING ASSETS BY CATEGORY
Commercial	7%	8%	10%	12%	13%	13%	14%	16%	21%
Commercial leases	1	—	—	1	1	2	4	5	5
Commercial construction	20	14	20	19	13	15	15	10	7
Commercial real estate	9	9	12	15	16	15	15	14	16
Residential real estate:
Nonprime(1)	14	16	8	7	9	9	9	9	9
Construction	14	18	9	6	1	1	1	—	—
Other	15	14	11	10	13	12	11	14	15

Total residential real estate	43	48	28	23	23	22	21	23	24

Home equity lines of credit	3	3	1	1	—	—	—	—	—
Total nonperforming portfolio loans	83	82	71	71	66	67	69	68	73
Other real estate owned (OREO):
Commercial	—	—	—	—	1	—	—	—	—
Residential real estate:
National City Mortgage and other	6	5	7	6	7	7	7	4	4
Secured by GNMA	2	2	4	5	6	8	8	9	8
Nonprime(1)	9	10	16	15	19	17	16	15	12

Total residential real estate	17	17	27	26	32	32	31	28	24

Other	—	1	1	1	1	1	—	1	1
Total OREO	17	18	28	27	34	33	31	29	25
Mortgage loans held for sale and other	—	—	1	2	—	—	—	3	2

Total Nonperforming Assets	100%	100%	100%	100%	100%	100%	100%	100%	100%

RATIOS
Nonperforming assets to period-end portfolio loans and other nonperforming assets	2.74%	2.37%	1.31%	1.08%	.85%	.80%	.76%	.74%	.66%
Nonperforming assets to period-end total assets	2.03	1.77	1.02	.79	.60	.58	.52	.50	.47
Loan loss allowance to nonperforming portfolio loans	132.59	114.25	161.55	159.42	202.16	206.08	226.13	198.25	202.14
Loan loss allowance to period-end portfolio loans	3.03	2.23	1.52	1.23	1.14	1.11	1.18	1.00	0.98
Loan loss allowance (period-end) to annualized net charge-offs	115.45	119.22	161.24	245.43	291.06	184.68	223.38	200.10	326.17

(1)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
CREDIT QUALITY STATISTICS (continued)
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

CHANGES IN NONPERFORMING PORTFOLIO LOANS
Beginning nonperforming portfolio loans	$2,259	$1,090	$861	$562	$536	$500	$470	$489	$483	$1,090	$500
Additions:
Obtained with acquisitions	—	—	—	46	—	38	5	—	—	—	38
Transferred from loans held for sale	1	—	—	—	—	—	—	—	—	1	—
Newly classified nonperformers	864	1,515	524	407	191	164	225	159	153	2,379	355

Total additions	865	1,515	524	453	191	202	230	159	153	2,380	393

Subtractions:
Return to performing status	(21)	(57)	(23)	(7)	(6)	(14)	(2)	(7)	(8)	(78)	(20)
Net charge-offs	(195)	(73)	(80)	(22)	(16)	(31)	(38)	(24)	(34)	(268)	(47)
Payoffs/paydowns	(160)	(92)	(127)	(74)	(82)	(84)	(105)	(97)	(56)	(252)	(166)
Transferred to loans held for sale	(8)	(34)	(2)	(9)	(24)	(8)	(1)	(6)	(9)	(42)	(32)
Transferred to OREO	(151)	(89)	(64)	(43)	(38)	(28)	(54)	(45)	(40)	(240)	(66)

Total subtractions	(535)	(345)	(296)	(155)	(166)	(165)	(200)	(179)	(147)	(880)	(331)
Other	1	(1)	1	1	1	(1)	—	1	—	—	—

Ending nonperforming portfolio loans	$2,590	$2,259	$1,090	$861	$562	$536	$500	$470	$489	$2,590	$562

CHANGES IN OREO
Beginning OREO balance	$488	$424	$324	$284	$263	$229	$197	$167	$151	$424	$229
Additions:
Transfers from loan portfolios	324	255	255	181	179	135	158	172	129	579	314
Obtained with acquisitions	—	—	—	9	—	—	—	—	—	—	—
Transfers from property and equipment	—	13	—	1	3	3	2	1	—	13	6

Total additions	324	268	255	191	182	138	160	173	129	592	320
Subtractions:
Transfers to loan portfolios	—	—	—	—	—	—	(1)	(23)	(63)	—	—
Sales of OREO (cost basis)	(229)	(173)	(142)	(142)	(159)	(97)	(120)	(115)	(46)	(402)	(256)
Writedowns	(35)	(31)	(13)	(9)	(8)	(8)	(6)	(5)	(4)	(66)	(16)

Total subtractions	(264)	(204)	(155)	(151)	(167)	(105)	(127)	(143)	(113)	(468)	(272)
Other	(20)	—	—	—	6	1	(1)	—	—	(20)	7

Ending OREO balance	$528	$488	$424	$324	$284	$263	$229	$197	$167	$528	$284

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST(1)
Commercial	$25	$71	$38	$42	$45	$46	$31	$70	$26
Commercial leases	3	1	—	—	—	—	—	3	25
Commercial construction	44	84	87	66	66	30	13	29	1
Commercial real estate	102	76	51	57	38	31	18	16	17
Residential real estate(2):
Nonprime(3)	397	513	808	734	619	644	567	501	407
Construction	9	—	302	163	95	51	38	30	16
Other	461	446	446	255	154	119	99	88	92

Total residential real estate	867	959	1,556	1,152	868	814	704	619	515

Home equity lines of credit(2)	39	37	102	55	27	47	37	24	21
Credit card and other unsecured lines of credit	51	54	46	34	28	35	35	24	21
Other consumer	16	16	17	11	9	10	11	11	8
Mortgage loans held for sale and other	9	15	16	43	28	19	89	53	40

Total Loans 90+ Days Past Due	$1,156	$1,313	$1,913	$1,460	$1,109	$1,032	$938	$849	$674

Total Loans 30-89 Days Past Due	$2,691	$2,911	$2,740	$2,750	$2,159	$2,245	$2,127	$2,176	$1,902

Loans 90+ days past due to period-end portfolio and held for sale loans	1.00%	1.09%	1.59%	1.18%	.97%	.94%	.87%	.75%	.59%

(1)	Amounts exclude GNMA insured loans.

(2)	In 2008, certain loans were classified as nonperforming at 90 days past due.

(3)	Represents nonprime mortgages originated under the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
TEN LARGEST NONPERFORMING ASSETS AS OF JUNE 30, 2008
($ in millions)

	Amount	As a Percentage of Total
Description	Outstanding	Nonperforming Assets
Residential Land Development, Single Family Home Construction & Condominium Construction	$57	1.8%
Multi-Purpose Land Development & Condominium Construction	25	0.8%
Residential Land Development & Condominium Construction	23	0.8%
Residential Land Development & Single Family Home Construction	22	0.7%
Multi-Purpose Land Development, Single Family Home & Commercial Construction	20	0.6%
Condominium Construction	20	0.6%
Residential Land Development, Single Family Home Construction & Condominium Construction	20	0.6%
Residential Land Development	19	0.6%
Townhome & Condominium Construction	18	0.6%
Residential Land Development & Single Family Home Construction	15	0.5%

	$239	7.6%

Total nonperforming assets	$3,126	100.0%

Nonperforming assets as a percentage of period-end portfolio loans and other nonperforming assets		2.74%
COMMERCIAL LOAN INDUSTRY CONCENTRATION AS OF JUNE 30, 2008
($ in millions)

		Percent to	Average Loan	Largest Loan
Major Industry(1)	Balance	Total	Balance Per Obligor	to a Single Obligor
Real estate	$19,494	32%	$1.2	$54
Consumer cyclical	9,890	17%	1.2	109
Industrial	7,309	12%	1.4	125
Consumer noncyclical	6,756	11%	.6	47
Basic materials	4,786	8%	2.2	71
Financial	4,313	7%	2.4	74
Services	2,234	4%	.5	121
Energy and utilities	1,191	2%	1.5	55
Technology	538	1%	3.0	54
Miscellaneous	3,737	6%	.4	126

Total commercial, commercial leases, commercial real estate, and commercial construction	$60,248	100%

(1)	Based on Standard Industrial Classification System codes

Unaudited
National City Corporation
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Average Total Deposits (1)	$75,485	$72,993	$72,677	$67,213	$63,740	$61,971	$56,507	$56,105	$55,905	$74,239	$62,860

DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,517	$3,459	$3,408	$3,301	$3,385	$3,321	$2,950	$3,017	$3,173	$3,488	$3,353
Number of accounts(3)	1,876	1,884	1,804	1,816	1,796	1,782	1,685	1,706	1,701

Interest Bearing Checking
Average total balance	$9,568	$9,496	$9,308	$8,894	$8,998	$8,855	$8,109	$8,046	$8,187	$9,532	$8,927
Number of accounts(3)	1,226	1,221	1,149	1,165	1,175	1,183	1,127	1,101	1,054

Money Market Savings
Average total balance	$18,613	$19,487	$18,609	$16,908	$15,817	$15,054	$13,882	$13,740	$13,762	$19,050	$15,438
Number of accounts(3)	1,640	1,587	1,455	1,357	1,228	1,090	972	937	878

Regular savings
Average total balance	$2,542	$2,590	$2,633	$2,148	$2,027	$2,040	$1,556	$1,659	$1,792	$2,566	$2,033
Number of accounts(3)	482	504	492	517	551	575	534	556	583

Business Deposits:
Average total balance	$9,309	$9,520	$9,916	$9,454	$9,116	$8,933	$8,456	$8,309	$8,156	$9,414	$9,025
Number of accounts(3)	471	470	450	447	441	434	405	402	396

Time Deposits:
Average total balance	$31,798	$28,283	$28,624	$26,327	$24,207	$23,601	$21,438	$21,228	$20,736	$30,041	$23,905
Number of accounts(3)	1,339	1,233	1,092	1,153	1,150	1,137	1,055	1,059	1,042

CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)(6)	1,083	1,988	3,179	5,617	6,946	5,716	6,179	7,715	6,878
Other(7)	6,445	5,839	6,557	8,496	8,363	6,021	6,077	6,341	6,010
Home equity(6) and other lines of credit	22,303	28,715	30,920	21,123	22,074	17,123	17,735	18,357	20,030

Total Consumer Loan Originations	29,831	36,542	40,656	35,236	37,383	28,860	29,991	32,413	32,918

BANK BRANCHES
Traditional	1,409	1,412	1,415	1,409	1,324	1,320	1,268	1,218	1,210
In-store	28	29	31	33	33	37	35	35	35

Total Bank Branches	1,437	1,441	1,446	1,442	1,357	1,357	1,303	1,253	1,245

ATMs	2,194	2,226	2,223	2,225	2,101	2,098	2,013	1,960	1,968
Online Banking Customers	2,312,280	2,089,516	2,207,194	2,053,894	1,872,661	1,760,334	1,680,939	1,572,084	1,462,992

SELECTED LOAN METRICS
Student loans (other consumer)(8)
End of period balances	$793	$833	$584	$490	$233	$915	$702	$646	$314
Average balances	827	779	522	359	873	901	617	463	1,075	$803	$887
Principal balance of loans sold	146	20	66	80	785	83	167	161	1,013	166	868
Gain on loan sales	2	—	1	1	15	1	1	1	16	2	16

National City Card Services (NCCS)
Average balances:
Credit cards	$1,635	$1,706	$1,561	$1,361	$1,172	$1,463	$1,080	$897	$845	$1,686	$1,317
Securitized credit cards(9)	1,590	1,450	1,450	1,450	1,450	1,082	1,362	1,450	1,450	1,520	1,267

Total Average Managed NCCS Credit Cards	$3,225	$3,156	$3,011	$2,811	$2,622	$2,545	$2,442	$2,347	$2,295	$3,206	$2,584

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking — Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from these metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the Harbor and Fidelity acquisitions beginning second quarter 2007. Additionally, includes amounts associated with the MAF acquisition beginning first quarter 2008.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	See additional home equity portfolio statistics on page 30.

(7)	Represents other secured installment loans.

(8)	Includes loans held in portfolio and loans held for sale.

(9)	Securitized credit cards are managed by the Retail Banking business unit. See page 10 for further information on these securitized balances.

Unaudited
National City Corporation
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

ASSETS UNDER ADMINISTRATION

Managed assets:
Value at beginning of period	$62,851	$64,511	$65,587	$64,560	$62,186	$61,369	$60,468	$59,217	$62,669	$64,511	$61,369
Acquisitions	—	—	—	—	—	99	—	—	—	—	99
Estimated change due to market impact	192	(2,572)	(641)	1,425	2,293	915	1,377	2,140	(693)	(2,380)	3,208
Other activity, net	(2,039)	912	(435)	(398)	81	(197)	(476)	(889)	(2,759)	(1,127)	(116)

Value at end of period	61,004	62,851	64,511	65,587	64,560	62,186	61,369	60,468	59,217	61,004	64,560

Non-managed assets:
Value at beginning of period	49,276	50,283	51,277	52,886	51,729	50,823	50,910	48,261	48,018	50,283	50,823
Acquisitions	—	—	—	—	—	19	—	—	—	—	19
Estimated change due to market impact	(526)	(2,603)	(619)	281	1,563	990	1,762	1,722	96	(3,129)	2,553
Other activity, net	(1,204)	1,596	(375)	(1,890)	(406)	(103)	(1,849)	927	147	392	(509)

Value at end of period	47,546	49,276	50,283	51,277	52,886	51,729	50,823	50,910	48,261	47,546	52,886

Total assets at end of period	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478	$108,550	$117,446

Proprietary mutual fund assets (included above)	$13,266	$13,960	$13,354	$13,492	$13,339	$13,247	$12,672	$11,946	$11,848

Assets under administration represented by:

Type of investment:
Money market and other	$36,010	$36,661	$31,167	$31,364	$31,774	$30,769	$30,197	$27,640	$27,579
Equity	50,477	52,500	57,920	60,649	60,843	59,066	57,058	54,545	55,723
Fixed income	22,063	22,966	25,707	24,851	24,829	24,080	24,937	29,193	24,176

Total	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478

Type of business:
Investment management and personal trust	$57,264	$58,460	$60,694	$61,480	$60,942	$58,957	$59,307	$56,582	$54,999
Corporate trust	17,934	19,299	17,986	17,562	18,051	17,319	15,469	16,909	18,196
Retirement plan services	15,124	15,956	16,526	17,270	17,546	17,123	17,146	17,430	14,698
Charitable and endowment	7,573	7,593	7,976	8,280	8,680	8,692	8,825	8,659	8,513
Other	10,655	10,819	11,612	12,272	12,227	11,824	11,445	11,798	11,072

Total	$108,550	$112,127	$114,794	$116,864	$117,446	$113,915	$112,192	$111,378	$107,478

Percentage of assets under administration represented by:

Type of investment:
Money market and other	33%	33%	27%	27%	27%	27%	27%	25%	26%
Equity	47%	47%	51%	52%	52%	52%	51%	49%	52%
Fixed income	20%	20%	22%	21%	21%	21%	22%	26%	22%

Type of business:
Investment management and personal trust	53%	52%	53%	53%	52%	52%	53%	51%	51%
Corporate trust	16%	17%	16%	15%	15%	15%	14%	15%	17%
Retirement plan services	14%	14%	14%	15%	15%	15%	15%	16%	14%
Charitable and endowment	7%	7%	7%	7%	7%	8%	8%	8%	8%
Other	10%	10%	10%	10%	11%	10%	10%	10%	10%

Unaudited
National City Corporation
LOAN SALE AND SERVICING REVENUE
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

LOAN SALE REVENUE BY LOAN TYPE(1)

Commercial real estate	$18	$16	$9	$10	$10	$16	$10	$14	$26	$34	$26
Commercial	—	2	3	(2)	—	—	(1)	1	26	2	—
Residential real estate:
National City Mortgage (NCM)	(62)	74	(136)	(71)	77	53	81	101	84	12	130
First Franklin(2)	—	—	—	—	—	(23)	(34)	62	113	—	(23)
Home equity installment	(46)	(7)	(12)	(7)	17	17	38	16	10	(53)	34

Total residential real estate	(108)	67	(148)	(78)	94	47	85	179	207	(41)	141
Other consumer loans:
Home equity lines of credit	(27)	(3)	(17)	(8)	(12)	4	23	17	5	(30)	(8)
Automobile	—	—	—	—	—	—	—	—	1	—	—
Credit card	19	7	3	3	3	7	4	3	4	26	10
Student	4	—	1	1	15	1	1	1	16	4	16

Total Loan Sale Revenue	($94)	$89	($149)	($74)	$110	$75	$122	$215	$285	($5)	$185

SERVICING REVENUE BY LOAN TYPE

Commercial real estate	$2	$3	$2	$3	$3	$4	$2	$3	$3	$5	$7
Residential real estate:
National City Mortgage	(89)	(26)	69	114	49	(6)	(19)	56	(88)	(115)	43
National City Home Loan Services (First Franklin portfolio)(2)	—	—	—	—	—	—	23	12	16	—	—

Total residential real estate	(89)	(26)	69	114	49	(6)	4	68	(72)	(115)	43
Other consumer loans	40	39	44	42	44	34	46	33	48	79	78

Total Loan Servicing Revenue, net	($47)	$16	$115	$159	$96	$32	$52	$104	($21)	($31)	$128

RESIDENTIAL REAL ESTATE SERVICING REVENUE COMPONENTS:
Net servicing fees	$141	$143	$143	$134	$128	$129	$166	$158	$153	$284	$257
Servicing asset valuation changes due to time decay and payoffs	(84)	(110)	(85)	(84)	(89)	(86)	(102)	(99)	(110)	(194)	(175)
Other servicing asset valuation changes(3)	297	(216)	(111)	(89)	315	(55)	(30)	(318)	209	81	260
(Losses) gains on derivatives and securities used to hedge servicing assets	(443)	157	122	153	(305)	6	(30)	327	(268)	(286)	(299)
Implementation of new prepayment model	—	—	—	—	—	—	—	—	(56)	—	—

Total residential real estate servicing revenue, net	($89)	($26)	$69	$114	$49	($6)	$4	$68	($72)	($115)	$43

(1)	Excludes gains/losses related to loans held in trading accounts and distressed sales of commercial loans.

(2)	First Franklin and National City Home Loan Services were sold in December 2006.

(3)	Valuation changes are primarily driven by market changes in mortgage interest rates, but also includes changes in other inputs and assumptions used to value MSRs.

Unaudited
National City Corporation
NCM LOAN SALE DATA
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

NCM ORIGINATION AND SALE DATA

PRODUCTION DATA:

Applications (related to loans to be held in portfolio and sold)	$7,816	$13,299	$14,271	$21,185	$24,718	$22,366	$19,051	$17,694	$18,504	$21,115	$47,084

Originations:
Retail	$5,273	$6,821	$5,090	$6,245	$7,755	$6,680	$6,740	$6,860	$7,490	$12,094	$14,435
Wholesale	1	572	3,489	5,639	6,483	5,153	4,637	3,573	3,939	573	11,636
Less: loan originations for portfolio and other units	(192)	(436)	(425)	(880)	(1,248)	(1,085)	(1,217)	(1,166)	(1,239)	(628)	(2,333)

Total originations for sale	$5,082	$6,957	$8,154	$11,004	$12,990	$10,748	$10,160	$9,267	$10,190	$12,039	$23,738

Percentage of originations represented by:
Refinances	47%	66%	51%	45%	50%	58%	57%	49%	45%	58%	54%
Government loans	35%	17%	13%	8%	6%	5%	6%	7%	8%	25%	6%
Adjustable-rate loans	8%	13%	11%	19%	21%	26%	30%	36%	36%	11%	23%

Geographic mix of originations (based on $ volume of loans originated for sale):
Current top five states and their percentage to total originations:
Illinois	13%	13%	9%	8%	7%	7%	7%	8%	7%	13%	7%
Virginia	12%	11%	7%	7%	7%	9%	8%	9%	10%	11%	8%
Maryland	9%	9%	7%	7%	7%	8%	9%	8%	8%	9%	8%
Ohio	7%	7%	—	—	—	—	—	—	—	7%	—
Pennsylvania	7%	—	—	—	—	—	—	—	—	—	—
California	—	7%	13%	15%	16%	17%	16%	16%	17%	7%	17%

LOAN SALES:
Loans sold servicing retained	$6,146	$6,852	$11,740	$9,583	$9,727	$8,601	$7,011	$7,410	$7,584	$12,998	$18,328
Loans sold servicing released	129	153	234	455	770	669	1,153	1,010	738	282	1,439

Total Loan Sales	$6,275	$7,005	$11,974	$10,038	$10,497	$9,270	$8,164	$8,420	$8,322	$13,280	$19,767

LOAN SALE REVENUE COMPONENTS:
Fair value changes/gain on sales(1)	($56)	$110	($124)	($23)	$48	$70	$75	$94	$89	$54	$118
Estimated effect of delayed delivery(2)	(13)	(15)	(6)	(7)	(4)	(6)	(6)	(8)	(12)	(28)	(10)
Hedge results(3)	(7)	(27)	4	(83)	3	(14)	(5)	14	3	(34)	(11)
Disallowed valuation adjustments(4)	—	—	(15)	37	25	(1)	9	(3)	(2)	—	24
Other (5)	14	6	5	5	5	4	8	4	6	20	9

Total Loan Sale Revenue	($62)	$74	($136)	($71)	$77	$53	$81	$101	$84	$12	$130

(Loss) gain on sale percentage (equals gain on sale/$ volume of loans sold for period)	(.90)%	1.57%	(1.05)%	(.23)%	.46%	.75%	.92%	1.11%	1.07%	.40%	.60%

(1)	Effective 1/1/2008, National City adopted fair value accounting for held for sale residential real estate. Represents fee income, sales gains/losses, and servicing value of loans originated and sold, net of direct origination costs for periods prior to the adoption of fair value accounting.

(2)	Represents the estimated effect on revenue of delayed delivery of loans to the secondary market (i.e., roll charges), which is offset for the most part by a related increase in interest income due to the loans being held for a longer period of time.

(3)	Represents the results of hedging pipeline, warehouse loans, and anticipated mortgage servicing rights (MSR) for the period beginning with lock commitment and ending with sale settlement.

(4)	Represents timing differences for disallowed warehouse loan valuation changes related to failed SFAS 133 effectiveness test and anticipated MSR valuation changes related to interest rate lock commitments not recorded pursuant to SAB 105.

(5)	Represents recoveries of prior write-downs on repurchased loans and GNMA early buyout program revenue.

Unaudited
National City Corporation
NCM LOAN SERVICING DATA
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

NCM MORTGAGE SERVICING RIGHTS (MSRs)

Fair value at beginning of period	$2,312	$2,526	$2,503	$2,468	$2,090	$2,094	$2,099	$2,394	$2,235	$2,526	$2,094
Acquisitions	—	—	(1)	37	—	7	5	—	—	—	7
Additions	100	112	220	171	152	130	100	96	108	212	282
Time decay(1) & payoffs(2)	(84)	(110)	(85)	(84)	(89)	(86)	(88)	(89)	(102)	(194)	(175)
Changes in model valuation inputs or assumptions(3)	297	(216)	(111)	(89)	315	(55)	(22)	(302)	209	81	260
Implementation of new prepayment model	—	—	—	—	—	—	—	—	(56)	—	—

Fair Value at End of Period	$2,625	$2,312	$2,526	$2,503	$2,468	$2,090	$2,094	$2,099	$2,394	$2,625	$2,468

Ratio of fair value of MSRs to total mortgage loans serviced for third parties	1.49%	1.30%	1.41%	1.44%	1.47%	1.27%	1.29%	1.29%	1.49%

Servicing asset capitalization rate	1.63%	1.63%	1.87%	1.78%	1.56%	1.51%	1.43%	1.30%	1.42%	1.63%	1.54%

Servicing prepayment rate (annualized)	13%	16%	10%	11%	14%	13%	14%	13%	15%

NCM SERVICING DATA

Rollforward of servicing portfolio (UPB):
Beginning balance	$177,857	$179,437	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$160,983	$179,437	$162,264
Acquisitions	—	—	—	3,084	—	415	394	—	—	—	415
Additions	6,146	6,852	11,740	9,583	9,727	8,601	7,011	7,410	7,584	12,998	18,328
Payments	(5,523)	(7,009)	(4,431)	(4,524)	(5,928)	(5,346)	(5,672)	(5,346)	(6,197)	(12,532)	(11,274)
Other reductions(4)	(2,015)	(1,423)	(1,554)	(1,818)	(1,175)	(1,201)	(1,671)	(958)	(1,274)	(3,438)	(2,376)

Ending balance	$176,465	$177,857	$179,437	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096	$176,465	$167,357

Servicing portfolio composition (UPB):
Conventional	$113,353	$113,924	$114,326	$108,126	$101,853	$99,895	$98,396	$94,644	$98,058
Government	20,075	19,271	19,332	19,033	19,151	19,543	19,973	20,497	20,901
Jumbo and other	43,037	44,662	45,779	46,523	46,353	45,295	43,895	47,061	42,137

Total mortgage loans serviced for third parties	$176,465	$177,857	$179,437	$173,682	$167,357	$164,733	$162,264	$162,202	$161,096

Servicing portfolio metrics:

Number of loans	1,089,373	1,097,184	1,106,018	1,078,996	1,050,749	1,044,233	1,034,009	1,034,008	1,037,118
Average loan size	$161,988	$162,103	$162,237	$160,966	$159,274	$157,755	$156,927	$156,867	$155,330
Weighted-average note rate	6.03%	6.04%	6.05%	6.00%	5.96%	5.93%	5.91%	5.87%	5.83%
Weighted-average servicing fee	30 bps	30 bps	30 bps	29 bps	29 bps	29 bps	29 bps	29 bps	29 bps
Weighted-average age in months	39	37	35	34	33	32	31	29	27
Default rate(5)	4.88%	4.30%	4.44%	4.03%	3.25%	2.76%	3.57%	3.19%	2.79%

(1)	Represents decrease in MSR value due to the passage of time, including the impact from both regularly scheduled loan principal payments and partial loan paydowns.

(2)	Represents decrease in MSR value associated with loans that paid off during the period.

(3)	Represents MSR value change primarily resulting from market-driven changes in mortgage interest rates, but also includes changes in other inputs and assumptions.

(4)	Primarily represents foreclosure liquidations, GNMA early buyout sales, bulk servicing sales and loan repurchases.

(5)	Mortgage loans greater than 30 days past due.

Unaudited
National City Corporation
LIQUIDATING LOAN PORTFOLIO STATISTICS
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

FIRST FRANKLIN

PORTFOLIO STATISTICS(1):
Period-end portfolio balance	$4,806	$5,345	$6,012	$6,648	$7,419	$8,217	$7,480	$8,302	$16,583
Average portfolio balance	5,022	5,607	6,238	6,921	7,709	7,490	7,943	13,585	17,530	$5,314	$7,600
Weighted-average note rate	8.20%	8.35%	8.24%	8.18%	8.00%	7.91%	7.98%	7.83%	7.48%
Weighted-average loan size	$94,205	$93,732	$93,812	$93,460	$92,321	$94,261	$92,690	$95,025	$102,939
Weighted-average credit score(2)(3)	614	609	625	624	624	628	629	635	645
First-lien weighted-average loan-to-value ratio(4)	77.84%	78.12%	78.18%	78.21%	77.17%	77.38%	77.70%	77.92%	77.31%

CREDIT STATISTICS:
Net Charge-offs	$144	$140	$39	$23	$25	$53	$17	$40	$16	$284	$78

Annualized net charge-offs as a percentage of average portfolio loans	11.54%	10.08%	2.42%	1.33%	1.31%	2.89%	.84%	1.15%	.37%	10.77%	2.08%

Provision for loan losses	338	247	156	22	20	63	127	(3)	12

Ending allowance for loan losses	543	350	245	128	129	134	125	19	71

Nonperforming assets:
Nonperforming loans	$441	$435	$119	$86	$75	$67	$65	$61	$59
Other real estate owned	261	261	242	179	157	136	116	95	77

Total	$702	$696	$361	$265	$232	$203	$181	$156	$136

Nonperforming assets to total First Franklin portfolio loans and other real estate owned	13.86%	12.43%	5.78%	3.89%	3.06%	2.42%	2.38%	1.85%	.82%

Loans 90+ days past due	$397	$513	$808	$734	$619	$642	$566	$500	$405

Portfolio delinquency rate	31.64%	31.85%	28.92%	24.49%	21.37%	20.89%	20.92%	16.84%	9.84%

CREDIT RISK PROTECTION:
Balance of mortgages included under credit risk transfer agreement(5)	$1,120	$1,238	$1,402	$1,556	$1,749	$2,084	$2,376	$2,931	$3,304
First liens with lender paid mortgage insurance(6)	1,111	1,225	1,374	1,532	1,676	1,782	1,868	2,029	2,135
Second liens with lender paid mortgage insurance(6)	1,030	1,228	1,462	1,647	1,876	1,983	2,148	2,445	3,563

(1)	Represents the retained in portfolio nonprime residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is liquidating.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	The Corporation has a credit risk transfer agreement on certain nonprime (First Franklin) mortgage loans. In the event that cumulative net credit losses on these loans exceed a defined threshold, the counterparty to this arrangement would bear the risk of additional losses, up to a defined level. The disclosed amount represents the remaining balance of portfolio loans associated with the credit risk transfer agreement.

(6)	Represents the principal balance of first lien and second lien loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.
FIRST FRANKLIN LOANS ROLLFORWARD:

				Transfer
	Balance as of	Principal	Net	to		Balance as of
	3/31/2008	Payments	Charge-offs	OREO	Other	6/30/2008
First Liens:
Credit risk transfer agreement	$1,238	($70)	($13)	($35)	—	$1,120
Lender paid mortgage insurance	1,225	(47)	(12)	(55)	—	1,111
Uninsured	1,597	(50)	(9)	(49)	—	1,489
Held for sale	—	—	—	—	—	—

Total first liens	4,060	(167)	(34)	(139)	—	3,720

Second Liens:
Lender paid mortgage insurance	1,228	(88)	(107)	—	($3)	1,030
Uninsured	57	(1)	(3)	—	3	56
Held for sale	—	—	—	—	—	—

Total second liens	1,285	(89)	(110)	—	—	1,086

Total First Franklin loans	$5,345	($256)	($144)	($139)	—	$4,806

Unaudited
National City Corporation
LIQUIDATING LOAN PORTFOLIO STATISTICS (continued)
($ in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

HOME EQUITY LINES OF CREDIT(HELOC) PORTFOLIO(1)
Period-end portfolio balance	$6,953	$7,247	$7,475	$7,187	$5,025	$5,424	$5,928	$6,671	$7,933
Average portfolio balance	7,132	7,380	7,413	6,162	5,058	5,426	6,202	6,948	8,340
Weighted-average note rate	5.74%	6.65%	7.89%	8.50%	8.63%	8.60%	8.62%	8.62%	8.36%
Weighted-average credit score(2) (3)	720	721	725	728	730	729	731	731	732
Weighted-average cumulative loan-to-value ratio(4)	83.70%	83.69%	83.70%	78.23%	78.09%	79.59%	79.54%	79.71%	79.69%
Utilization rate	63	61	59	50	46	48	49	50	51

Provision for loan losses	$161	$193	$130	$74	$6	$18	$8	$22	$8
Net charge-offs	74	64	27	21	7	10	12	9	4
Ending allowance for loan losses	404	317	188	86	33	34	25	28	14
Nonperforming loans	92	80	4	2	—	—	—	—	—
Loans 90 days past due	—	—	62	29	13	21	19	12	10

HOME EQUITY LOANS(HELOAN) PORTFOLIO(1)(5)
Period-end portfolio balance	$3,347	$3,538	$3,732	$3,486	$1,258	$1,331	$1,412	$1,461	$1,577
Average portfolio balance	3,449	3,655	3,567	2,573	1,414	1,411	1,467	1,558	1,671
Weighted-average note rate	8.09%	8.12%	8.12%	8.11%	7.32%	7.29%	7.28%	7.22%	7.24%
Weighted-average credit score(2) (3)	717	717	725	729	738	737	738	737	736
Weighted-average cumulative loan-to-value ratio(4)	90.00%	89.82%	89.74%	89.19%	89.24%	89.35%	89.38%	89.43%	89.46%

Provision for loan losses	$259	$211	$83	$39	$1	$4	$6	$2	—
Net charge-offs	76	59	25	7	2	1	1	1	$1
Ending allowance for loan losses	433	250	98	39	8	9	7	2	2
Nonperforming loans	68	58	1	—	—	—	—	—	—
Loans 90 days past due	—	—	40	15	2	1	1	1	—

(1)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating and are included in the Parent and Other segment.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

RESIDENTIAL CONSTRUCTION PORTFOLIO(1)
Period-end portfolio balance	$2,343	$2,679	$3,070	$3,131	$3,830	$3,526	$2,564	$2,035	$1,652
Average portfolio balance	2,468	2,912	3,070	3,747	3,645	3,349	2,335	1,861	1,539	$2,690	$3,498
Provision for loan losses	244	318	100	61	17	14	5	10	1
Net charge-offs	223	96	25	11	2	2	1	10	—
Ending allowance for loan losses	404	383	161	86	36	20	9	5	5
Nonperforming loans	420	496	145	67	8	10	6	—	—
Loans 90 days past due	9	—	302	163	95	51	38	30	16

(1)	This portfolio is liquidating and is included in the Mortgage Banking segment.

Unaudited
National City Corporation
HOME EQUITY PORTFOLIO DATA
($ in millions)

	2008		2007				2006
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr

HOME EQUITY LINES OF CREDIT (HELOC) PORTFOLIO
Period-end balances by line of business:
Commercial Banking — Regional	$17	$21	$19	$17	$14	$14	$4	$2	$2
Commercial Banking — National	15	1	—	—	—	—	—	—	—
Retail Banking	10,355	10,110	9,912	9,660	8,288	8,233	8,000	7,938	8,021
Asset Management	726	680	653	637	623	626	639	650	632
Parent and Other	—	—	—	—	—	—	—	—	—

Total period-end balances HELOCs(2)	$11,113	$10,812	$10,584	$10,314	$8,925	$8,873	$8,643	$8,590	$8,655

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	5.19%	6.02%	7.39%	8.07%	8.02%	8.04%	8.07%	8.09%	7.80%
Weighted-average credit score(3)(4)	735	734	735	736	736	735	736	737	737
Weighted-average cumulative loan-to-value ratio(5)	75.20%	75.19%	74.83%	73.73%	73.93%	72.05%	71.92%	72.45%	71.57%
Utilization rate	58%	51%	50%	48%	47%	41%	47%	47%	47%
Net charge-offs	$20	$31	$9	$5	$6	$7	$7	$5	$4
Loans 90 days past due	36	34	29	19	13	13	14	10	9
Insured balances(6)	497	468	588	462	332	257	109	43	—

HOME EQUITY LOANS (HELOAN) PORTFOLIO(1)
Period-end balances by line of business:
Commercial Banking — Regional	$2	$2	$2	$3	$2	$3	$3	$3	$3
Retail Banking	4,630	4,851	5,017	5,097	4,984	4,888	4,890	4,692	4,596
Asset Management	107	119	127	123	122	120	123	123	123
Parent and Other	3	3	4	3	4	5	5	6	6

Total period-end balances HELOANs(2)	$4,742	$4,975	$5,150	$5,226	$5,112	$5,016	$5,021	$4,824	$4,728

Statistics by line of business for significant portfolios:
Retail Banking
Weighted-average note rate	6.97%	6.98%	6.97%	6.95%	6.88%	6.82%	6.78%	6.72%	6.65%
Weighted-average credit score(3)(4)	733	733	735	730	730	730	730	731	730
Weighted-average cumulative loan-to-value ratio(5)	72.57%	72.43%	72.24%	71.52%	71.16%	70.74%	70.48%	70.20%	70.01%
Net charge-offs	$9	$10	$5	$4	—	$4	$4	$3	$2
Loans 90 days past due	15	15	12	9	$8	4	5	4	4
Insured balances(6)	352	361	346	319	236	180	114	50	—

(1)	Represents installment loans collateralized by real estate whereby National City has a first or second lien position. HELOANs are included in the real estate residential portfolio on the consolidated balance sheet.

(2)	Excludes balances from First Franklin, former National Home Equity business unit, and any remaining loans originated by the former Altegra unit. These portfolio balances and statistics are included in the Liquidating Loan Portfolio Statistics section on pages 28 and 29.

(3)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(4)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(5)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.

(6)	Represents the principal balance of loans with lender paid mortgage insurance (LPMI) that reduces the Corporation’s potential lifetime losses on those loans.

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Retail Banking

Net interest income (TE)	$627,430	$630,109	$621,658	$573,386	$548,623	$539,236	$509,861	$509,424	$490,179	$1,257,539	$1,087,859
Provision for loan losses	144,097	219,345	97,782	69,674	57,588	64,060	82,633	46,530	24,789	363,442	121,648

Net interest income after provision	483,333	410,764	523,876	503,712	491,035	475,176	427,228	462,894	465,390	894,097	966,211
Noninterest income	317,161	290,372	332,179	288,439	300,677	267,453	270,505	273,795	275,563	607,533	568,130
Noninterest expense	548,197	535,639	565,102	507,991	474,374	462,214	485,825	423,833	403,880	1,083,836	936,588

Income before taxes	252,297	165,497	290,953	284,160	317,338	280,415	211,908	312,856	337,073	417,794	597,753
Income tax expense and TE adjustment	101,617	68,657	116,924	112,550	124,163	110,206	82,543	120,535	129,657	170,274	234,369

Net income	$150,680	$96,840	$174,029	$171,610	$193,175	$170,209	$129,365	$192,321	$207,416	$247,520	$363,384

Unusual items (pretax)
LPMI reinsurance expense	—	($2,791)	($15,547)	($15,077)	($15,159)	($2,643)	($65,354)	($8,043)	$104	($2,791)	($17,802)
Securities gains (losses), net	—	396	—	(40)	—	—	—	—	—	396	—
Gain on sale of Illinios Quad Cities branches	—	—	16,493	—	—	—	—	—	—	—	—

Total	—	($2,395)	$946	($15,117)	($15,159)	($2,643)	($65,354)	($8,043)	$104	($2,395)	($17,802)

Unusual items (after tax)
LPMI reinsurance expense	—	($1,814)	($10,105)	($9,800)	($9,853)	($1,718)	($42,480)	($5,228)	$68	($1,814)	($11,571)
Securities gains (losses), net	—	257	—	(26)	—	—	—	—	—	257	—
Gain on sale of Illinios Quad Cities branches	—	—	10,720	—	—	—	—	—	—	—	—

Total	—	($1,557)	$615	($9,826)	($9,853)	($1,718)	($42,480)	($5,228)	$68	($1,557)	($11,571)

Average assets	$32,578	$32,574	$32,133	$29,254	$28,141	$27,830	$24,969	$24,513	$25,043	$32,576	$27,987
Average equity	5,237	5,092	4,931	4,130	3,729	3,603	2,684	2,637	2,601	5,164	3,667
Average core deposits	74,978	72,413	71,941	66,492	63,003	61,231	55,883	55,477	55,311	73,696	62,121
Average total deposits	75,485	72,993	72,677	67,213	63,740	61,971	56,507	56,105	55,905	74,239	62,860
Return on average assets	1.86%	1.20%	2.15%	2.33%	2.75%	2.48%	2.06%	3.11%	3.32%	1.53%	2.62%
Return on average equity	11.57	7.65	14.00	16.49	20.78	19.16	19.12	28.93	31.99	9.64	19.98
Efficiency ratio	58.04	58.19	59.25	58.94	55.85	57.30	62.26	54.11	52.74	58.11	56.56

Commercial Banking — Regional

Net interest income (TE)	$237,308	$255,621	$279,371	$276,248	$276,104	$283,575	$278,845	$272,351	$267,229	$492,929	$559,679
Provision for loan losses	193,103	126,627	46,506	34,249	37,938	15,293	20,687	16,098	19,551	319,730	53,231

Net interest income after provision	44,205	128,994	232,865	241,999	238,166	268,282	258,158	256,253	247,678	173,199	506,448
Noninterest income	67,633	60,157	59,299	58,365	59,785	56,286	53,889	58,134	56,264	127,790	116,071
Noninterest expense	1,227,695	139,563	157,880	130,072	136,760	116,654	127,235	131,277	133,016	1,367,258	253,414

(Loss) income before taxes	(1,115,857)	49,588	134,284	170,292	161,191	207,914	184,812	183,110	170,926	(1,066,269)	369,105
Income tax (benefit) expense and TE adjustment	(13,008)	19,412	51,527	65,064	61,586	79,247	70,573	69,953	65,371	6,404	140,833

Net (loss) income	($1,102,849)	$30,176	$82,757	$105,228	$99,605	$128,667	$114,239	$113,157	$105,555	($1,072,673)	$228,272

Unusual items (pretax)
Goodwill impairment charges	($1,079,680)	—	—	—	—	—	—	—	—	($1,079,680)	—

Total	($1,079,680)	—	—	—	—	—	—	—	—	($1,079,680)	—

Unusual items (after tax)
Goodwill impairment charges	($1,079,680)	—	—	—	—	—	—	—	—	($1,079,680)	—

Total	($1,079,680)	—	—	—	—	—	—	—	—	($1,079,680)	—

Average assets	$40,109	$39,455	$38,418	$36,387	$35,685	$35,092	$33,377	$33,280	$32,759	$39,782	$35,390
Average equity	4,027	3,930	3,743	3,572	3,458	3,464	2,910	2,799	2,743	3,978	3,461
Average core deposits	6,456	7,085	7,558	7,494	7,376	7,822	6,964	6,917	6,914	6,770	7,598
Average total deposits	13,134	14,996	16,470	16,312	15,934	16,240	15,253	13,667	13,038	14,065	16,086
Return on average assets	(11.06)%	.31%	.85%	1.15%	1.12%	1.49%	1.36%	1.35%	1.29%	(5.42)%	1.30%
Return on average equity	(110.16)	3.09	8.77	11.69	11.55	15.06	15.57	16.04	15.43	(54.22)	13.30
Efficiency ratio	402.60	44.20	46.62	38.87	40.72	34.32	38.24	39.72	41.12	220.27	37.50

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Commercial Banking — National

Net interest income (TE)	$107,781	$123,681	$120,614	$118,524	$115,750	$120,172	$113,350	$113,491	$113,487	$231,462	$235,922
Provision (benefit) for loan losses	86,882	18,374	45,294	47,648	(1,803)	(31,728)	15,491	(12,137)	14,945	105,256	(33,531)

Net interest income after provision	20,899	105,307	75,320	70,876	117,553	151,900	97,859	125,628	98,542	126,206	269,453
Noninterest income	85,107	105,356	147,510	97,970	114,548	112,211	145,179	109,405	155,018	190,463	226,759
Noninterest expense	112,172	111,447	115,023	98,231	106,972	108,840	121,570	92,253	97,052	223,619	215,812

(Loss) income before taxes	(6,166)	99,216	107,807	70,615	125,129	155,271	121,468	142,780	156,508	93,050	280,400
Income tax (benefit) expense and TE adjustment	(1,517)	37,101	39,519	25,650	46,697	58,425	44,286	42,132	57,415	35,584	105,122

Net (loss) income	($4,649)	$62,115	$68,288	$44,965	$78,432	$96,846	$77,182	$100,648	$99,093	$57,466	$175,278

Average assets	$19,079	$19,699	$18,856	$17,985	$17,094	$16,590	$16,141	$15,755	$15,403	$19,389	$16,843
Average equity	1,585	1,704	1,541	1,497	1,431	1,397	1,373	1,322	1,283	1,645	1,414
Average core deposits	1,572	1,610	1,630	1,569	1,477	1,433	1,284	1,331	1,317	1,591	1,455
Average total deposits	2,375	2,573	2,860	2,989	2,926	2,999	2,035	1,955	1,941	2,474	2,962
Return on average assets	(.10)%	1.27%	1.44%	.99%	1.84%	2.37%	1.90%	2.53%	2.58%	.60%	2.10%
Return on average equity	(1.18)	14.66	17.58	11.92	21.98	28.12	22.30	30.21	30.97	7.03	25.00
Efficiency ratio	58.15	48.66	42.90	45.37	46.45	46.84	47.03	41.39	36.15	53.00	46.64

Unusual items (pretax)
Principal investment (losses) gains	($1,274)	$14,672	$41,434	$24,103	$19,865	$10,122	$27,903	$30,270	$30,430	$13,398	$29,987
Gain on sale of commercial leases	—	—	—	—	—	—	—	1,606	25,659	—	—
Securities (losses) gains, net	(2,454)	—	10	746	(1)	22	9	—	—	(2,454)	21

Total	($3,728)	$14,672	$41,444	$24,849	$19,864	$10,144	$27,912	$31,876	$56,089	$10,944	$30,008

Unusual items (after tax)
Principal investment (losses) gains	($828)	$9,537	$26,932	$15,667	$12,912	$6,579	$18,137	$19,676	$19,780	$8,709	$19,491
Gain on sale of commercial leases	—	—	—	—	—	—	—	1,044	16,678	—	—
Tax accrual adjustments	—	—	—	—	—	—	—	9,800	—	—	—
Securities (losses) gains, net	(1,595)	—	7	485	(1)	14	6	—	—	(1,595)	13

Total	($2,423)	$9,537	$26,939	$16,152	$12,911	$6,593	$18,143	$30,520	$36,458	$7,114	$19,504

Mortgage Banking

Net interest income (TE)	$70,239	$87,425	$83,838	$86,373	$94,003	$81,022	$64,869	$59,411	$64,270	$157,664	$175,025
Provision (benefit) for loan losses	350,346	399,079	129,396	76,610	11,509	6,247	7,973	13,901	(2,879)	749,425	17,756

Net interest (expense) income after provision	(280,107)	(311,654)	(45,558)	9,763	82,494	74,775	56,896	45,510	67,149	(591,761)	157,269
Noninterest income	(132,742)	53,784	(57,360)	57,162	155,960	66,323	78,450	179,215	24,167	(78,958)	222,283
Noninterest expense	190,110	217,308	374,803	267,608	200,440	182,634	168,890	169,487	173,195	407,418	383,074

(Loss) income before taxes	(602,959)	(475,178)	(477,721)	(200,683)	38,014	(41,536)	(33,544)	55,238	(81,879)	(1,078,137)	(3,522)
Income tax (benefit) expense and TE adjustment	(227,934)	(179,633)	(131,402)	(75,872)	14,356	(15,715)	(12,693)	20,867	(30,964)	(407,567)	(1,359)

Net (loss) income	($375,025)	($295,545)	($346,319)	($124,811)	$23,658	($25,821)	($20,851)	$34,371	($50,915)	($670,570)	($2,163)

Average assets	$17,814	$19,592	$22,438	$21,271	$18,743	$16,796	$13,334	$12,800	$12,524	$18,703	$17,775
Average equity	1,333	1,422	1,240	737	737	794	534	613	574	1,377	765
Average core deposits	3,621	3,461	3,107	3,286	3,416	3,050	3,215	3,499	3,452	3,541	3,234
Average total deposits	4,356	3,833	3,118	3,304	3,442	3,078	3,233	3,523	3,477	4,094	3,261
Return on average assets	(8.47)%	(6.07)%	(6.12)%	(2.33)%	.51%	(.62)%	(.62)%	1.07%	(1.63)%	(7.21)%	(.02)%
Return on average equity	(113.15)	(83.60)	(110.80)	(67.23)	12.88	(13.19)	(15.49)	22.26	(35.58)	(97.90)	(.57)
Efficiency ratio	(304.16)	153.89	1,415.49	186.44	80.19	123.95	117.84	71.03	195.84	517.65	96.42

Unusual items (pretax)

Changes in MSR model and assumptions	—	—	—	—	—	—	—	—	($55,983)	—	—
Goodwill impairment charges	—	—	($180,716)	—	—	—	—	—	—	—	—
Asset impairment	—	—	—	($43,640)	—	—	—	—	—	—	—
Settlement of litigation	—	—	—	(25,000)	—	—	—	—	—	—	—
Severance and related charges	($2,737)	($7,183)	(17,454)	(10,061)	—	—	—	—	—	($9,920)	—

Total	($2,737)	($7,183)	($198,170)	($78,701)	—	—	—	—	($55,983)	($9,920)	—

Unusual items (after tax)
Changes in MSR model and assumptions	—	—	—	—	—	—	—	—	($36,389)	—	—
Goodwill impairment charges	—	—	($161,589)	—	—	—	—	—	—	—	—
Asset impairment	—	—	—	($28,366)	—	—	—	—	—	—	—
Settlement of litigation	—	—	—	(16,250)	—	—	—	—	—	—	—
Severance and related charges	($1,779)	($4,669)	(11,345)	(6,540)	—	—	—	—	—	($6,448)	—

Total	($1,779)	($4,669)	($172,934)	($51,156)	—	—	—	—	($36,389)	($6,448)	—

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Asset Management

Net interest income (TE)	$31,151	$32,888	$35,021	$34,050	$34,538	$34,838	$33,610	$32,533	$31,848	$64,039	$69,376
Provision (benefit) for loan losses	3,844	7,473	2,352	7,544	1,741	551	4,932	1,526	(3,767)	11,317	2,292

Net interest income after provision	27,307	25,415	32,669	26,506	32,797	34,287	28,678	31,007	35,615	52,722	67,084
Noninterest income	93,849	96,039	97,644	92,745	100,711	89,107	87,866	87,121	92,764	189,888	189,818
Noninterest expense	89,234	90,464	92,284	85,771	86,488	80,214	80,013	81,607	79,340	179,698	166,702

Income before taxes	31,922	30,990	38,029	33,480	47,020	43,180	36,531	36,521	49,039	62,912	90,200
Income tax expense and TE adjustment	12,066	11,714	14,375	12,655	17,774	16,322	13,808	13,805	18,537	23,780	34,096

Net income	$19,856	$19,276	$23,654	$20,825	$29,246	$26,858	$22,723	$22,716	$30,502	$39,132	$56,104

Average assets	$4,549	$4,499	$4,352	$4,297	$4,220	$4,112	$3,998	$3,877	$3,762	$4,524	$4,166
Average equity	468	455	450	426	434	438	413	393	390	461	436
Average core deposits	2,721	3,007	3,021	2,745	2,683	2,565	2,101	1,965	2,001	2,864	2,624
Average total deposits	3,029	3,313	3,318	3,018	2,933	2,792	2,307	2,160	2,192	3,171	2,863
Return on average assets	1.76%	1.72%	2.16%	1.92%	2.78%	2.65%	2.25%	2.32%	3.25%	1.74%	2.72%
Return on average equity	17.07	17.04	20.86	19.40	27.03	24.86	21.83	22.92	31.40	17.06	25.94
Efficiency ratio	71.39	70.17	69.56	67.65	63.95	64.72	65.87	68.20	63.67	70.77	64.32

Parent and Other

Net interest (expense) income (TE)	($52,881)	($60,487)	($32,039)	$13,322	$27,068	$59,439	$132,485	$162,147	$200,550	($113,368)	$86,507
Provision for loan losses	813,777	622,546	369,302	133,038	37,567	67,545	193,006	3,680	9,336	1,436,323	105,112

Net interest (expense) income after provision	(866,658)	(683,033)	(401,341)	(119,716)	(10,499)	(8,106)	(60,521)	158,467	191,214	(1,549,691)	(18,605)
Noninterest income	(41)	532,733	17,621	29,528	32,857	29,141	1,065,873	169,805	180,305	532,692	61,998
Noninterest expense	109,168	(82,361)	261,432	306,625	181,220	205,682	225,137	289,075	285,234	26,807	386,902

(Loss) income before taxes	(975,867)	(67,939)	(645,152)	(396,813)	(158,862)	(184,647)	780,215	39,197	86,285	(1,043,806)	(343,509)
Income tax (benefit) expense and TE adjustment	(531,372)	15,600	(309,907)	(159,991)	(81,350)	(107,100)	261,216	(24,036)	5,010	(515,772)	(188,450)

Net (loss) income	($444,495)	($83,539)	($335,245)	($236,822)	($77,512)	($77,547)	$518,999	$63,233	$81,275	($528,034)	($155,059)

Unusual items (pretax)
Severance and related charges	($3,188)	($4,665)	($48,786)	($13,395)	($2,245)	($6,319)	($8,887)	($11,751)	($8,588)	($7,853)	($8,564)
Gain from sale of First Franklin	—	—	—	—	—	—	983,940	—	—	—	—
Principal investment gains (losses)	—	—	—	—	—	—	1,454	—	(6,000)	—	—
UAL Guarantee reversal	—	—	—	—	—	—	—	1,140	3,527	—	—
VISA IPO gain	—	532,102	—	—	—	—	—	—	—	532,102	—
VISA indemnification liability	—	240,000	(132,000)	(157,000)	—	—	—	—	—	240,000	—
Securities (losses) gains, net	(8,803)	(17,496)	(4,693)	122	(1,313)	26,963	(13,481)	283	990	(26,299)	25,650

Total	($11,991)	$749,941	($185,479)	($170,273)	($3,558)	$20,644	$963,026	($10,328)	($10,071)	$737,950	$17,086

LPMI reinsurance expense reclass to provision	—	$2,791	$15,547	$15,077	$15,159	$2,643	$65,354	$8,043	($104)	$2,791	$17,802

Unusual items (after tax)
Severance and related charges	($2,072)	($3,032)	($31,711)	($8,706)	($1,459)	($4,107)	($5,777)	($7,638)	($5,582)	($5,104)	($5,566)
Gain from sale of First Franklin	—	—	—	—	—	—	622,342	—	—	—	—
Tax accrual adjustments	(1,316)	(5,136)	14,964	(5,090)	(12,357)	7,158	4,896	2,499	(4,060)	(6,452)	(5,199)
Principal investment gains (losses)	—	—	—	—	—	—	945	—	(3,900)	—	—
UAL Guarantee reversal	—	—	—	—	—	—	—	741	2,293	—	—
VISA IPO gain	—	345,866	—	—	—	—	—	—	—	345,866	—
VISA indemnification liability	—	156,000	(85,800)	(108,000)	—	—	—	—	—	156,000	—
Securities (losses) gains, net	(5,722)	(11,372)	(3,050)	79	(853)	17,526	(8,763)	184	644	(17,094)	16,673

Total	($9,110)	$482,326	($105,597)	($121,717)	($14,669)	$20,577	$613,643	($4,214)	($10,605)	$473,216	$5,908

Average assets	$39,723	$37,213	$36,369	$35,901	$34,704	$37,390	$45,074	$48,209	$50,528	$38,468	$36,040
Average core deposits	9	115	(93)	(102)	9	221	1,270	230	439	62	115
Average total deposits	1,173	(121)	(144)	666	1,049	767	5,187	6,097	6,254	527	910

Unaudited
National City Corporation
LINE OF BUSINESS RESULTS
($ in thousands, except average balances in millions)

										Six Months Ended
	2008		2007				2006			June 30,
	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	1st Qtr	4th Qtr	3rd Qtr	2nd Qtr	2008	2007

Consolidated

Net interest income (TE)	$1,021,028	$1,069,237	$1,108,463	$1,101,903	$1,096,086	$1,118,282	$1,133,020	$1,149,357	$1,167,563	$2,090,265	$2,214,368
Provision for loan losses	1,592,049	1,393,444	690,632	368,763	144,540	121,968	324,722	69,598	61,975	2,985,493	266,508

Net interest (expense) income after provision	(571,021)	(324,207)	417,831	733,140	951,546	996,314	808,298	1,079,759	1,105,588	(895,228)	1,947,860
Noninterest income	430,967	1,138,441	596,893	624,209	764,538	620,521	1,701,762	877,475	784,081	1,569,408	1,385,059
Noninterest expense	2,276,576	1,012,060	1,566,524	1,396,298	1,186,254	1,156,238	1,208,670	1,187,532	1,171,717	3,288,636	2,342,492

(Loss) income before taxes	(2,416,630)	(197,826)	(551,800)	(38,949)	529,830	460,597	1,301,390	769,702	717,952	(2,614,456)	990,427
Income tax (benefit) expense and TE adjustment	(660,148)	(27,149)	(218,964)	(19,944)	183,226	141,385	459,733	243,256	245,026	(687,297)	324,611

Net (loss) income	($1,756,482)	($170,677)	($332,836)	($19,005)	$346,604	$319,212	$841,657	$526,446	$472,926	($1,927,159)	$665,816

Unusual items (pretax)
Gain from sale of First Franklin	—	—	—	—	—	—	$983,940	—	—	—	—
Gain on sale of commercial leases	—	—	—	—	—	—	—	$1,606	$25,659	—	—
Principal investment (losses) gains, net	($1,274)	$14,672	$41,434	$24,103	$19,865	$10,122	29,357	30,270	24,430	$13,398	$29,987
UAL Guarantee reversal	—	—	—	—	—	—	—	1,140	3,527	—	—
Severance and related charges	(5,925)	(11,848)	(66,240)	(23,456)	(2,245)	(6,319)	(8,887)	(11,751)	(8,588)	(17,773)	(8,564)
Asset impairment	—	—	—	(43,640)	—	—	—	—	—	—	—
Goodwill impairment charges	(1,079,680)	—	(180,716)	—	—	—	—	—	—	(1,079,680)	—
Settlement of litigation	—	—	—	(25,000)	—	—	—	—	—	—	—
VISA IPO gain	—	532,102	—	—	—	—	—	—	—	532,102	—
VISA indemnification liability	—	240,000	(132,000)	(157,000)	—	—	—	—	—	240,000	—
Gain on sale of Illinios Quad Cities branches	—	—	16,493	—	—	—	—	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	—	—	(55,983)	—	—
Securities (losses) gains, net	(11,257)	(17,100)	(4,683)	828	(1,314)	26,985	(13,472)	283	990	(28,357)	25,671

Total	($1,098,136)	$757,826	($325,712)	($224,165)	$16,306	$30,788	$990,938	$21,548	($9,965)	($340,310)	$47,094

Unusual items (after tax)
Gain from sale of First Franklin	—	—	—	—	—	—	$622,342	—	—	—	—
Gain on sale of commercial leases	—	—	—	—	—	—	—	$1,044	$16,678	—	—
Principal investment (losses) gains, net	($828)	$9,537	$26,932	$15,667	$12,912	$6,579	19,082	19,676	15,880	$8,709	$19,491
UAL Guarantee reversal	—	—	—	—	—	—	—	741	2,293	—	—
Severance and related charges	(3,851)	(7,701)	(43,056)	(15,246)	(1,459)	(4,107)	(5,777)	(7,638)	(5,582)	(11,552)	(5,566)
Asset impairment	—	—	—	(28,366)	—	—	—	—	—	—	—
Goodwill impairment charges	(1,079,680)	—	(161,589)	—	—	—	—	—	—	(1,079,680)	—
Settlement of litigation	—	—	—	(16,250)	—	—	—	—	—	—	—
VISA IPO gain	—	345,866	—	—	—	—	—	—	—	345,866	—
VISA indemnification liability	—	156,000	(85,800)	(108,000)	—	—	—	—	—	156,000	—
Gain on sale of Illinios Quad Cities branches	—	—	10,720	—	—	—	—	—	—	—	—
Changes in MSR model and assumptions	—	—	—	—	—	—	—	—	(36,389)	—	—
Tax accrual adjustments	(1,316)	(5,136)	14,964	(5,090)	(12,357)	7,158	4,896	12,299	(4,060)	(6,452)	(5,199)
Securities (losses) gains, net	(7,317)	(11,115)	(3,043)	538	(854)	17,540	(8,757)	184	644	(18,432)	16,686

Total	($1,092,992)	$487,451	($240,872)	($156,747)	($1,758)	$27,170	$631,786	$26,306	($10,536)	($605,541)	$25,412

Average assets	$153,852	$153,032	$152,566	$145,095	$138,587	$137,810	$136,893	$138,434	$140,019	$153,442	$138,201
Average equity	17,455	13,411	13,554	12,636	12,231	14,398	13,388	12,687	12,565	15,433	13,308
Average core deposits	89,357	87,691	87,164	81,484	77,964	76,322	70,717	69,419	69,434	88,524	77,147
Average total deposits	99,552	97,587	98,299	93,502	90,024	87,847	84,522	83,507	82,807	98,570	88,942
Return on average assets	—	—	—	—	1.00%	.94%	2.44%	1.51%	1.35%	—	.97%
Return on average total equity	—	—	—	—	11.37	8.99	24.94	16.46	15.10	—	10.09
Efficiency ratio	156.79%	45.84%	91.86%	80.89%	63.76	66.50	42.64	58.59	60.04	89.86%	65.08

Unaudited
National City Corporation
Monthly Financial Trends
CONSOLIDATED SELECTED AVERAGE BALANCES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

ASSETS
Available for sale securities, at cost	$8,904	$8,267	$8,309	$8,444	$8,647	$8,676	$8,730	$8,841	$8,907	$8,963	$7,368	$7,210	$7,126

Portfolio loans:
Commercial	$31,948	$32,307	$32,642	$32,410	$31,673	$30,814	$30,629	$30,055	$29,571	$29,172	$28,507	$28,187	$28,160
Commercial leases	4,224	4,231	4,265	4,284	4,293	4,385	4,402	4,397	4,370	4,255	4,187	4,264	4,123
Commercial construction	9,047	9,137	9,107	9,114	9,099	9,082	9,032	8,938	8,736	8,595	8,108	7,984	7,879
Commercial real estate	14,848	14,760	14,716	14,715	14,795	14,802	14,745	14,560	14,573	14,607	13,091	12,979	12,952
Residential real estate:
First lien	13,876	14,085	14,327	14,680	14,893	14,854	14,850	14,246	14,183	13,912	10,603	10,540	10,379
Nonprime(1)	4,831	5,017	5,218	5,378	5,626	5,818	6,023	6,237	6,453	6,653	6,910	7,192	7,433
Home equity installment	8,165	8,297	8,447	8,604	8,746	8,846	8,933	8,655	8,687	8,719	8,807	6,389	6,435

Total residential real estate loans	26,872	27,399	27,992	28,662	29,265	29,518	29,806	29,138	29,323	29,284	26,320	24,121	24,247
Home equity lines of credit	18,114	18,178	18,131	18,084	18,114	18,092	18,098	17,925	17,636	17,450	15,644	13,791	13,829
Credit card and other unsecured lines of credit	3,707	3,617	3,558	3,497	3,789	3,863	3,787	3,633	3,555	3,456	3,352	3,264	3,207
Other consumer	4,374	4,470	4,549	4,591	4,614	4,600	4,452	4,529	4,553	4,581	3,769	4,571	5,175

Total portfolio loans	$113,134	$114,099	$114,960	$115,357	$115,642	$115,156	$114,951	$113,175	$112,317	$111,400	$102,978	$99,161	$99,572

Loans held for sale or securitization:
Commercial	$3	$3	$3	$3	$40	$62	$151	$122	$200	$103	$87	$49	$38
Commercial real estate, at fair value(2)	315	296	510	1,453	364	461	354	280	340	317	439	398	287
Residential real estate
First lien mortgages, at fair value(2)	2,179	2,403	2,785	3,298	3,425	3,885	4,766	7,372	8,522	9,175	8,421	8,181	8,051
Home equity installment(3)	—	—	—	—	—	—	—	563	711	718	1,176	2,534	2,070

Total residential real estate loans held for sale	2,179	2,403	2,785	3,298	3,425	3,885	4,766	7,935	9,233	9,893	9,597	10,715	10,121
Credit card loans	—	343	386	386	67	—	—	—	—	—	—	—	—
Home equity lines of credit	—	—	—	—	—	—	58	651	949	1,102	1,526	3,664	3,075
Student loans	—	—	—	—	—	—	—	—	1	1	2	1	1

Total loans held for sale or securitization	$2,497	$3,045	$3,684	$5,140	$3,896	$4,408	$5,329	$8,988	$10,723	$11,416	$11,651	$14,827	$13,522

LIABILITIES
Deposits:
Noninterest bearing	$16,692	$16,718	$17,170	$17,572	$16,664	$16,270	$16,907	$16,791	$17,001	$16,999	$16,389	$16,692	$16,871
NOW and money market accounts	36,655	36,843	37,708	38,944	39,145	38,225	38,057	37,755	37,167	36,904	34,502	33,950	33,809
Savings accounts	2,744	2,787	2,804	2,857	2,703	2,857	2,894	2,947	2,927	3,023	2,152	2,214	2,290
Consumer time	34,248	32,752	30,960	29,411	28,938	29,473	29,443	29,686	29,919	29,989	26,073	25,740	25,292

Core deposits	90,339	89,100	88,642	88,784	87,450	86,825	87,301	87,179	87,014	86,915	79,116	78,596	78,262
Other	6,239	6,184	5,744	4,662	3,379	3,114	3,515	3,798	3,641	3,688	3,401	3,145	3,188
Foreign	3,916	4,331	4,159	5,689	6,125	6,693	7,560	7,226	7,660	7,210	8,145	10,428	9,196

Total deposits	$100,494	$99,615	$98,545	$99,135	$96,954	$96,632	$98,376	$98,203	$98,315	$97,813	$90,662	$92,169	$90,646

Federal funds borrowed and security repurchase agreements	$4,142	$4,734	$6,096	$6,555	$5,673	$5,678	$5,929	$6,324	$6,596	$6,103	$6,085	$6,338	$7,098
Borrowed funds	517	557	3,479	3,931	1,672	1,910	2,420	1,626	2,021	2,612	2,816	2,350	2,943
Long-term debt	25,851	26,551	27,615	29,474	30,102	27,734	27,843	28,167	28,014	29,156	26,661	23,194	23,164

Memo:
Noninterest bearing escrow balances	$4,619	$3,961	$5,056	$5,284	$4,166	$3,347	$3,449	$3,569	$3,658	$3,636	$3,720	$3,782	$3,909
Interest bearing escrow balances	407	510	560	227	182	180	170	165	160	156	157	158	156
Noninterest bearing deposits excluding escrow balances	12,073	12,757	12,114	12,288	12,498	12,923	13,458	13,222	13,343	13,363	12,669	12,910	12,962
Core deposits excluding escrow balances	85,313	84,629	83,026	83,273	83,102	83,298	83,682	83,445	83,196	83,123	75,239	74,656	74,197

(1)	Represents nonprime residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

(2)	Effective 1/1/08, National City adopted fair value accounting for held for sale commercial real estate and held for sale residential real estate loans.

(3)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

Unaudited
National City Corporation
Monthly Financial Trends
CREDIT QUALITY STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

CHARGE-OFFS & RECOVERIES
Charge-offs:
Commercial	$21	$15	$6	$15	$7	$4	$13	$17	$13	$8	$3	$6	$5
Commercial leases	5	3	3	5	4	3	5	4	3	1	4	3	3
Commercial construction	27	11	1	11	8	—	11	5	2	4	2	4	2
Commercial real estate	15	4	4	6	1	1	7	6	6	4	2	1	1
Residential real estate	245	128	129	185	90	67	51	38	33	23	37	11	23
Home equity lines of credit	36	33	32	40	31	30	19	13	12	18	10	6	6
Credit card and other unsecured lines of credit	18	19	18	18	18	17	14	12	10	10	9	10	10
Other consumer	6	7	7	7	8	8	10	7	8	6	4	3	5

Total charge-offs	373	220	200	287	167	130	130	102	87	74	71	44	55

Recoveries:
Commercial	1	2	4	2	3	2	2	1	4	3	1	2	2
Commercial leases	2	3	2	3	3	1	2	1	1	—	2	1	3
Commercial construction	—	—	—	—	—	—	—	—	—	—	—	—	—
Commercial real estate	1	—	—	—	1	—	—	1	—	1	—	3	(1)
Residential real estate	8	7	5	11	3	2	9	4	1	9	9	2	3
Home equity lines of credit	3	1	1	1	1	2	2	3	2	2	3	2	4
Credit card and other unsecured lines of credit	1	2	2	1	1	2	2	1	1	1	1	1	2
Other consumer	2	3	3	2	3	2	2	3	2	1	2	2	3

Total recoveries	18	18	17	20	15	11	19	14	11	17	18	13	16

Net charge-offs	$355	$202	$183	$267	$152	$119	$111	$88	$76	$57	$53	$31	$39

NONPERFORMING ASSETS
Commercial	$219	$192	$199	$218	$179	$142	$149	$155	$156	$142	$144	$122	$117
Commercial leases	17	13	12	13	12	7	6	9	7	10	9	7	8
Commercial construction	626	477	437	387	344	308	301	258	235	234	144	111	108
Commercial real estate	294	261	242	239	226	199	189	192	185	181	166	140	138
Residential real estate:
National City Mortgage and other	890	1,004	917	879	429	388	307	257	258	193	150	128	116
Nonprime (1)	441	419	405	435	144	119	119	101	89	86	86	85	75

Total real estate — residential	1,331	1,423	1,322	1,314	573	507	426	358	347	279	236	213	191

Home equity lines of credit	103	100	90	88	17	19	19	16	21	15	—	—	—
Total nonperforming portfolio loans	2,590	2,466	2,302	2,259	1,351	1,182	1,090	988	951	861	699	593	562
Other real estate owned (OREO):
Commercial	2	12	13	16	15	13	15	6	4	4	3	3	3
Residential real estate:
National City Mortgage and other	190	169	153	129	121	117	99	86	79	72	57	55	58
GMNA insured	75	72	68	62	56	55	58	55	59	58	51	52	56
Nonprime (1)	261	270	279	261	267	253	242	229	204	179	172	163	157

Total real estate — residential	526	511	500	452	444	425	399	370	342	309	280	270	271

Other	—	—	—	20	18	10	10	10	10	11	11	11	10
Total OREO	528	523	513	488	477	448	424	386	356	324	294	284	284
Mortgage loans held for sale and other	8	7	6	5	4	5	9	26	25	26	27	1	2

Total Nonperforming Assets	$3,126	$2,996	$2,821	$2,752	$1,832	$1,635	$1,523	$1,400	$1,332	$1,211	$1,020	$878	$848

LOANS 90+ DAYS PAST DUE ACCRUING INTEREST
Commercial	$25	$35	$49	$71	$62	$66	$38	$39	$41	$42	$36	$47	$45
Commercial leases	3	2	2	1	5	—	—	—	—	—	—	—	—
Commercial construction	44	59	61	84	60	88	87	69	72	66	85	71	66
Commercial real estate	102	131	98	76	55	46	51	52	41	57	38	33	38
Residential real estate:
National City Mortgage and other	470	439	452	446	832	761	748	615	494	418	330	280	249
Nonprime(1)	397	458	478	513	825	808	808	785	739	734	654	636	619

Total real estate — residential	867	897	930	959	1,657	1,569	1,556	1,400	1,233	1,152	984	916	868

Home equity lines of credit	39	41	37	37	122	120	102	89	59	55	48	29	27
Credit card and other unsecured lines of credit	51	52	53	54	50	49	46	41	37	34	30	29	28
Other consumer	16	13	14	16	16	18	17	16	13	11	9	9	9
Mortgage loans held for sale and other	9	11	5	15	21	13	16	25	59	43	33	41	28

Total Loans 90+ Days Past Due	$1,156	$1,241	$1,249	$1,313	$2,048	$1,969	$1,913	$1,731	$1,555	$1,460	$1,263	$1,175	$1,109

(1)	Represents nonprime residential real estate loans originated by the former First Franklin and/or Altegra/Loan Zone business units. These portfolios are liquidating.

Unaudited
National City Corporation
Monthly Financial Trends
CAPITALIZATION (Period End)
(In millions, except per share data)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

COMMON STOCK ROLLFORWARD
Beginning balance	760.3	760.3	634.1	634.0	634.0	633.9	633.8	633.8	633.3	567.4	567.6	566.3	566.1
Shares issued	—	—	126.2	—	—	—	—	—	—	—	—	—	—
Shares issued under stock award plans	—	—	—	.1	—	.1	.2	—	.6	.4	.1	1.3	.2
Shares issued for acquisitions	—	—	—	—	—	—	—	—	—	66.6	—	—	—
Shares repurchased under repurchase authorizations	—	—	—	—	—	—	—	—	(.1)	(1.0)	—	—	—
Shares exchanged for stock award plans	—	—	—	—	—	—	(.1)	—	—	(.1)	(.3)	—	—

Ending balance	760.3	760.3	760.3	634.1	634.0	634.0	633.9	633.8	633.8	633.3	567.4	567.6	566.3

COMMON STOCK REPURCHASE ACTIVITY
Number of common shares repurchased	—	—	—	—	—	—	—	—	.1	1.0	—	—	—
Average price per share of repurchased common shares	—	—	—	—	—	—	—	—	$26.22	$25.77	—	—	—
Total cost	—	—	—	—	—	—	—	—	$2.6	$25.8	—	—	—
Common shares remaining under authorization	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.6	37.7	38.7	38.7	38.7

Shares outstanding:
Average basic	760.3	760.3	646.7	634.0	633.2	633.1	633.0	633.3	633.2	633.3	566.8	565.8	565.5
Average diluted	760.3	760.3	646.7	634.0	633.2	634.6	633.0	635.8	633.2	633.3	570.2	571.4	572.4
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

Line of business staff:
Retail Banking	15,293	15,324	15,235	15,238	15,314	15,599	15,015	15,057	14,947	15,092	13,833	13,723	13,694
Commercial Banking-Regional	1,421	1,410	1,432	1,438	1,428	1,433	1,387	1,385	1,417	1,416	1,368	1,361	1,343
Commercial Banking-National	1,036	1,046	1,056	1,069	1,081	1,085	1,068	1,080	1,097	1,100	1,090	1,092	1,081
Mortgage Banking	4,502	4,624	4,660	4,753	5,080	5,628	5,841	6,251	6,676	6,988	6,993	7,044	7,128
Asset Management	1,548	1,564	1,550	1,546	1,538	1,533	1,533	1,545	1,564	1,568	1,553	1,534	1,528
Corporate support staff(2)	6,502	6,575	6,629	6,797	6,932	7,237	7,220	7,486	7,672	7,860	7,759	7,727	7,671

Total Employees	30,302	30,543	30,562	30,841	31,373	32,515	32,064	32,804	33,373	34,024	32,596	32,481	32,445

(1)	Represents period-end, active, full-time equivalent employees.

(2)	Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process.

Unaudited
National City Corporation
Monthly Financial Trends
RETAIL BANKING PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

Average Total Deposits(1)	$76,787	$75,424	$74,246	$73,643	$72,728	$72,590	$72,898	$72,739	$72,396	$72,334	$64,985	$64,485	$64,084
DEPOSIT ACCOUNT METRICS(1)(2)
Personal Deposits:
Noninterest Bearing Checking
Average total balance	$3,469	$3,523	$3,559	$3,578	$3,461	$3,339	$3,425	$3,391	$3,409	$3,494	$3,185	$3,231	$3,304
Number of accounts(3)	1,876	1,879	1,880	1,884	1,934	1,803	1,804	1,808	1,813	1,816	1,813	1,805	1,796
Interest Bearing Checking
Average total balance	$9,487	$9,496	$9,725	$9,650	$9,424	$9,410	$9,459	$9,291	$9,174	$9,250	$8,704	$8,739	$8,894
Number of accounts(3)	1,226	1,224	1,222	1,221	1,217	1,155	1,149	1,157	1,161	1,165	1,167	1,171	1,175
Money Market Savings
Average total balance	$18,411	$18,559	$18,872	$19,691	$19,627	$19,153	$18,859	$18,694	$18,278	$17,971	$16,521	$16,266	$16,069
Number of accounts(3)	1,640	1,614	1,611	1,587	1,556	1,488	1,455	1,430	1,396	1,357	1,316	1,269	1,228
Regular savings
Average total balance	$2,517	$2,545	$2,564	$2,598	$2,583	$2,588	$2,615	$2,651	$2,633	$2,703	$1,845	$1,915	$1,984
Number of accounts(3)	482	489	496	504	514	486	492	499	507	517	525	537	551
Business Deposits:
Average total balance	$8,888	$8,791	$8,833	$8,997	$9,023	$8,953	$9,262	$9,286	$9,227	$9,087	$8,725	$8,621	$8,583
Number of accounts(3)	471	472	471	470	472	448	450	450	448	447	444	443	441
Time Deposits:
Average total balance	$33,387	$31,906	$30,099	$28,480	$27,920	$28,426	$28,435	$28,592	$28,843	$29,002	$25,195	$24,871	$24,429
Number of accounts(3)	1,339	1,318	1,272	1,233	1,208	1,094	1,092	1,101	1,111	1,153	1,152	1,153	1,150
CONSUMER LOAN PRODUCTION METRICS (# of loans)(2)(4)
Installment loan originations:
Home equity(5)	408	284	391	650	632	706	780	1,099	1,300	1,599	1,933	2,085	2,315
Other(6)	2,066	2,050	2,329	2,183	1,845	1,811	1,777	2,175	2,605	2,436	3,015	3,045	2,841
Home equity and other lines of credit	5,813	7,277	9,213	10,266	9,643	8,806	9,827	12,245	8,848	6,669	7,648	6,806	7,748

Total consumer loan originations	8,287	9,611	11,933	13,099	12,120	11,323	12,384	15,519	12,753	10,704	12,596	11,936	12,904

BANK BRANCHES AND OTHER
Total bank branches	1,437	1,441	1,441	1,441	1,441	1,440	1,446	1,445	1,442	1,442	1,360	1,359	1,357
ATMs	2,194	2,203	2,206	2,226	2,221	2,217	2,223	2,227	2,226	2,225	2,106	2,102	2,101
Online banking customers	2,312,280	2,234,796	2,162,421	2,089,516	2,098,389	2,270,720	2,207,194	2,160,343	2,104,234	2,053,894	1,949,479	1,908,990	1,872,661

(1)	Restated to reflect the reassignment of certain deposits with the Commercial Banking-Regional line of business.

(2)	Excludes Education Finance and National City Card Services. Additionally, home equity loans generated by the former National Home Equity business are excluded from the consumer loan production metrics.

(3)	Represents period-end number of accounts in thousands.

(4)	Includes amounts associated with the MAF acquisition beginning in February 2008.

(5)	Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet.

(6)	Represents other secured installment loans.

Unaudited
National City Corporation
Monthly Financial Trends
ASSET MANAGEMENT PERFORMANCE MEASURES
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

ASSETS UNDER ADMINISTRATION
Managed assets:
Value at beginning of period	$63,752	$63,243	$62,851	$63,779	$63,389	$64,511	$64,368	$65,323	$65,587	$64,037	$62,927	$64,560	$63,703
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	(2,084)	1,120	1,156	(237)	(856)	(1,479)	(133)	(1,227)	719	1,553	732	(860)	(113)
Other activity, net	(664)	(611)	(764)	(691)	1,246	357	276	272	(983)	(3)	378	(773)	970

Value at end of period	61,004	63,752	63,243	62,851	63,779	63,389	64,511	64,368	65,323	65,587	64,037	62,927	64,560

Non-managed assets:
Value at beginning of period	49,921	49,458	49,276	50,074	49,966	50,283	51,242	51,913	51,277	50,698	51,610	52,886	54,400
Acquisition	—	—	—	—	—	—	—	—	—	—	—	—	—
Estimated change due to market impact	(1,565)	765	274	(613)	(719)	(1,271)	(302)	(859)	542	981	293	(993)	(361)
Other activity, net	(810)	(302)	(92)	(185)	827	954	(657)	188	94	(402)	(1,205)	(283)	(1,153)

Value at end of period	47,546	49,921	49,458	49,276	50,074	49,966	50,283	51,242	51,913	51,277	50,698	51,610	52,886

Total assets at end of period	$108,550	$113,673	$112,701	$112,127	$113,853	$113,355	$114,794	$115,610	$117,236	$116,864	$114,735	$114,537	$117,446

Proprietary mutual fund assets (included above)	$13,266	$13,742	$13,907	$13,960	$14,448	$13,276	$13,354	$13,199	$13,060	$13,492	$13,303	$13,083	$13,339
MORTGAGE BANKING STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

ORIGINATION AND SALES DATA
Applications(1)	$2,125	$2,852	$2,839	$3,479	$4,013	$5,807	$3,524	$5,037	$5,710	$6,157	$6,662	$8,366	$8,246

Percentage of applications represented by refinances	33%	43%	49%	55%	66%	76%	63%	59%	52%	52%	47%	50%	48%

Originations:
Retail	$1,526	$1,663	$2,084	$2,705	$2,714	$1,402	$1,700	$1,612	$1,778	$1,626	$2,283	$2,336	$2,598
Wholesale	—	1	—	1	50	521	899	944	1,646	1,441	1,951	2,247	2,162
Less: loan originations for portfolio and other units	(41)	(52)	(99)	(172)	(150)	(114)	(124)	(145)	(156)	(148)	(330)	(402)	(436)

Total originations for sale	$1,485	$1,612	$1,985	$2,534	$2,614	$1,809	$2,475	$2,411	$3,268	$2,919	$3,904	$4,181	$4,324

Percentage of originations represented by refinances	37%	45%	57%	65%	72%	60%	56%	47%	50%	44%	44%	45%	45%

Loan Sales:
Loans sold servicing retained	$1,636	$1,876	$2,634	$2,795	$2,290	$1,767	$4,208	$4,252	$3,280	$2,682	$3,626	$3,275	$3,777
Loans sold servicing released	37	47	45	40	47	66	76	130	28	67	84	304	200

Total loan sales	$1,673	$1,923	$2,679	$2,835	$2,337	$1,833	$4,284	$4,382	$3,308	$2,749	$3,710	$3,579	$3,977

SERVICING DATA
Mortgage loans serviced for third parties	$176,465	$176,833	$177,335	$177,857	$178,591	$179,307	$179,437	$177,435	$174,925	$173,682	$169,668	$168,573	$167,357

(1)	Includes loans originated for sale and held in portfolio.

Unaudited
National City Corporation
Monthly Financial Trends
LIQUIDATING LOAN PORTFOLIO STATISTICS
($ in millions)

	June	May	April	March	February	January	December	November	October	September	August	July	June
	2008	2008	2008	2008	2008	2008	2007	2007	2007	2007	2007	2007	2007

RESIDENTIAL REAL ESTATE
NONCONFORMING LOANS(1):
Period-end portfolio balance	$4,806	$4,970	$5,162	$5,345	$5,596	$5,809	$6,012	$6,227	$6,442	$6,648	$6,887	$7,181	$7,419
Weighted-average note rate	8.20%	8.25%	8.30%	8.35%	8.34%	8.29%	8.24%	8.21%	8.19%	8.18%	8.08%	8.02%	8.00%
Weighted-average loan size	$94,205	$92,451	$94,153	$93,732	$93,706	$93,764	$93,812	$93,713	$93,582	$93,460	$93,592	$93,756	$92,321
Weighted-average credit score(2)(3)	614	613	611	609	625	625	625	625	624	624	624	624	624
First-lien weighted-average loan-to-value ratio(4)	77.84%	77.85%	78.09%	78.12%	78.13%	78.15%	78.18%	78.20%	78.20%	78.21%	78.23%	78.22%	77.17%
Net charge-offs	$38	$61	$45	$95	$33	$12	$15	$12	$12	$1	$18	$4	$17
Loans 90 days past due	397	458	478	513	825	808	808	785	739	734	654	636	619
Portfolio delinquency rate	31.64%	31.80%	31.45%	31.85%	31.50%	30.59%	28.92%	27.23%	27.61%	24.49%	23.71%	22.88%	21.37%

HOME EQUITY LOANS(HELOAN)(5):
Period-end portfolio balance	$3,347	$3,400	$3,462	$3,538	$3,617	$3,676	$3,732	$3,784	$3,448	$3,486	$3,509	$1,232	$1,258
Weighted-average credit score(2)(3)	717	717	716	717	717	716	725	725	727	729	734	738	738
Weighted-average cumulative loan-to-value ratio(6)	90.00%	89.97%	89.85%	89.82%	89.79%	89.77%	89.74%	89.13%	89.15%	89.19%	89.19%	89.21%	89.24%
Net charge-offs	$26	$23	$27	$25	$19	$15	$12	$8	$5	$4	$3	—	$1
Loans 90 days past due	—	—	—	—	53	49	40	32	26	15	10	$2	2

HOME EQUITY LINES OF CREDIT(HELOC)(5):
Period-end portfolio balance	$6,953	$7,077	$7,196	$7,247	$7,345	$7,417	$7,475	$7,565	$7,328	$7,187	$7,336	$4,768	$5,025
Weighted-average credit score(2)(3)	720	719	719	721	720	720	725	725	726	728	724	729	730
Weighted-average cumulative loan-to-value ratio(6)	83.70%	83.70%	83.70%	83.69%	83.70%	83.71%	83.70%	78.24%	78.23%	78.23%	78.26%	78.24%	78.09%
Utilization rate	63%	63%	63%	61%	61%	60%	59%	49%	51%	50%	49%	47%	46%
Net charge-offs	$25	$25	$24	$23	$19	$22	$13	$7	$7	$14	$5	$2	$2
Loans 90 days past due	—	—	—	—	78	70	62	52	36	29	31	14	13

(1)	Represents nonprime residential real estate loans originated by the former First Franklin business unit. As First Franklin was sold in December 2006, this portfolio is liquidating.

(2)	Represents the Fair Isaac Corporation FICO® score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac Corporation and obtains FICO® scores from third-party credit bureaus.

(3)	Based upon most recent available FICO® score for borrowers. FICO® scores are updated quarterly.

(4)	Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.

(5)	Represents loans originated by the former National Home Equity business unit. These portfolios are liquidating.

(6)	Based upon period-end first-lien and second-lien mortgage loan balances divided by the obtained value of the underlying mortgaged property at the time of origination.